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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
SANGAMO BIOSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SANGAMO BIOSCIENCES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 10, 2004

TO THE STOCKHOLDERS OF SANGAMO BIOSCIENCES, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sangamo BioSciences, Inc., a Delaware corporation (the "Company" or "Sangamo"), will be held on Thursday, June 10, 2004, at 10:30 a.m. Pacific time at 501 Canal Blvd, Suite A100, Richmond, California 94804, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

  1.
  To elect six directors to serve on the Board of Directors for a one-year term ending at the Annual Meeting held in 2005 or until their successors are duly elected and qualified;

  2.
  To approve the 2004 Stock Incentive Plan;

  3.
  To ratify the appointment of Ernst & Young LLP as independent auditors of Sangamo for the fiscal year ending December 31, 2004, and

  4.
  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        Only stockholders of record at the close of business on April 26, 2004 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of Sangamo will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of Sangamo.

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please vote as soon as possible. You may vote by mailing a completed proxy card, by telephone, or over the Internet. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed and returned or the shares represented thereby should be voted by telephone or over the Internet to assure that all your shares will be voted. You may revoke your Proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

Sincerely,
Edward O. Lanphier II President and Chief Executive Officer

Richmond, California
April 29, 2004

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. PLEASE REFERENCE THE "VOTING BY MAIL, VIA THE INTERNET OR BY TELEPHONE" SECTION ON PAGE 3 OF THE PROXY STATEMENT FOR ALTERNATE VOTING METHODS.

SANGAMO BIOSCIENCES, INC.
501 Canal Blvd, Suite A100
Richmond, California 94804

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2004

General

        The enclosed Proxy ("Proxy") is solicited on behalf of the Board of Directors of Sangamo BioSciences, Inc., a Delaware corporation (the "Company" or "Sangamo"), for use at the Annual Meeting of Stockholders to be held on June 10, 2004 (the "Annual Meeting"). The Annual Meeting will be held at 10:30 a.m. at 501 Canal Blvd, Suite A100 Richmond, California 94804. These Proxy solicitation materials were mailed on or about May 10, 2004, to all stockholders entitled to vote at the Annual Meeting.

Voting

        The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On April 26, 2004, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 25,087,350 shares of Sangamo's Common Stock, par value $0.01 ("Common Stock"), were issued and outstanding. No shares of Sangamo's preferred stock, par value $0.01, were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on April 26, 2004. Stockholders may not cumulate votes in the election of directors.

        Holders of a majority of the outstanding shares of Common Stock must be present or represented at the Annual Meeting in order to have a quorum. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Broker non-votes are shares held of record by stock brokerage firms which are not voted due to the failure of the beneficial owners of those shares to provide voting instructions as to those matters as to which the brokerage firms may not vote on a discretionary basis. In the election of directors (Proposal No. 1), the six nominees receiving the highest number of affirmative votes will be elected. Proposal No. 2 and Proposal No. 3 each require the approval of the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote. Abstentions will be counted in the tabulation of the votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are not entitled to vote at the Annual Meeting and will not be counted for purposes of determining whether a proposal has been approved. If the persons present or represented by proxy at the Annual Meeting constitute the holders of less than a majority of the outstanding shares of Common Stock as of the record date, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Recommendations of the Board of Directors

        The Company's Board of Directors (the "Board of Directors" or the "Board") recommends that you vote FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR the approval of the 2004 Stock Incentive Plan (Proposal No. 2) and FOR ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the Company's fiscal year ending December 31, 2004 (Proposal No. 3).

Voting by Mail, via the Internet or by Telephone

        Stockholders whose shares are registered in their own names may vote by mailing a completed proxy card, via the Internet or by telephone. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope and your shares will be voted at the Annual Meeting in the manner you direct. In the event no directions are specified, such proxies will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR the approval of the 2004 Stock Incentive Plan (Proposal No. 2) and FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the Company's fiscal year ended December 31, 2004 (Proposal No. 3) and in the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting. You may revoke or change your proxy vote at any time before the Annual Meeting by sending a written notice of revocation or submitting another proxy with a later date to the Inspector of Elections of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy vote by attending the Annual Meeting and voting in person.

        If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares over the Internet or by telephone rather than by mailing a completed voting instruction card provided by the bank or brokerage firm. Please check the voting instructions card provided by your bank or brokerage house for available and instructions. If Internet or telephone voting is unavailable from your bank or brokerage house, please complete and return the enclosed voting instruction card in the self-addressed postage paid envelope provided.

Solicitation

        Sangamo will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, Sangamo may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile or other means by directors, officers or employees of the Sangamo. No additional compensation will be paid to these individuals for any such services.

Deadline for Receipt of Stockholder Proposals

        Proposals of stockholders of Sangamo that are intended to be presented by such stockholders at Sangamo's Annual Meeting in 2005 must be received no later than January 12, 2005, in order that they may be included in the Proxy statement and form of Proxy relating to that meeting. In addition, the Proxy solicited by the Board of Directors for the Annual Meeting in 2005 will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless Sangamo receives notice of such proposal not later than February 10, 2005.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE: ELECTION OF DIRECTORS

General

        At the Annual Meeting, six directors constituting the entire board are to be elected to serve until the next Annual Meeting of Stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. The six director nominees receiving the highest number of affirmative votes will be elected. The nominees for election have agreed to serve if elected, and management has no reason to believe that such nominees will be unavailable to serve. In the event the nominees are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the Proxy holders will vote the proxies received by them FOR the nominee named below.

Nominees for Term Ending Upon the Annual Meeting of Stockholders in 2005

        Edward O. Lanphier II, the founder of Sangamo BioSciences, Inc., has served as President, Chief Executive Officer and as a member of the Board of Directors since Sangamo's inception. Mr. Lanphier has approximately twenty years of experience in the pharmaceutical and biotechnology industry. From June 1992 to May 1997, he held various positions at Somatix Therapy Corporation, a gene therapy company, including Executive Vice President, Commercial Development and Chief Financial Officer. Prior to Somatix, Mr. Lanphier was President and Chief Executive Officer of BioGrowth, Inc., a biotechnology company that merged with Celtrix Laboratories to form Celtrix Pharmaceuticals, Inc. in 1991. From 1986 to 1987, Mr. Lanphier served as Vice President of Corporate Development at Biotherapeutics, Inc. From 1984 to 1986 he served as Vice President of Corporate Development at Synergen Inc. Prior to Synergen, he was employed by Eli Lilly and Company, a pharmaceutical company, in the strategic business planning-biotechnology group. Mr. Lanphier is a member of the Biotechnology Industry Organization (BIO) Emerging Companies Section and the BIO board of directors. He is also a director of Cengent Pharmaceuticals, Inc. and Cell ExSys, Inc. Mr. Lanphier holds a B.A. in biochemistry from Knox College.

        William G. Gerber, M.D. has served as a member of our Board of Directors since June 1997. Dr. Gerber is currently President, Chief Executive Officer and a Director of Epoch Biosciences, Inc., a biomedical company, where he has been since September 1999. From April 1998 to July 1999, he was President of diaDexus LLC, a pharmacogenomics company. Previous to his appointment at diaDexus, he was Chief Operating Officer of Onyx Pharmaceuticals. Before joining Onyx in 1995, Dr. Gerber was with Chiron Corporation, a biopharmaceutical, vaccine and blood testing company, where he was President of the Chiron Diagnostics business unit after Chiron's merger with Cetus Corporation in December 1991. He joined Cetus in 1987 as Senior Director of Corporate Ventures and was named Vice President and General Manager of the PCR (Polymerase Chain Reaction) Division in November 1988. Dr. Gerber has been Chairman of the Board of Directors of Pathway Diagnostics Corporation, a privately held company, since 2003. Dr. Gerber earned his B.S. and M.D. degrees from the University of California, San Francisco School of Medicine.

        Jon E. M. Jacoby has served as a member of our board of directors since April 2000. Until his retirement on October 1, 2003, Mr. Jacoby had been employed by Stephens Inc. and Stephens Group, Inc., collectively engaged in investment banking and other business activities, since 1963 and remains a director of Stephens Group, Inc. He is also a director of Delta and Pine Land Company, Power-One, Inc. and Conn's Inc., and serves on the boards of several privately held companies. He received his B.S. degree in geology from the University of Notre Dame and his M.B.A. from Harvard Business School.

        John W. Larson has served as a member of our Board of Directors since January 1996. Mr. Larson is currently a partner at the law firm of Morgan, Lewis & Bockius LLP. Mr. Larson served as partner at the law firm of Brobeck, Phleger & Harrison LLP (Brobeck) from 1969 until retiring in January 2003, except for the period from July 1971 to September 1973 when he was in government service as Assistant Secretary of the United States Department of the Interior and Counselor to George P. Shultz, Chairman of the Cost of Living Council. From 1988 until March 1996, Mr. Larson was Chief Executive Officer of Brobeck. Mr. Larson serves on the boards of several privately held companies. Mr. Larson holds an L.L.B. and a B.A., with distinction, in economics, from Stanford University.

        William J. Rutter, Ph.D. has served as a member of our Board of Directors since January 2000. He is the co-founder of Chiron Corporation, a biopharmaceutical, vaccine and blood testing company, and served as Chairman of the Board of Directors from Chiron's inception in 1981 until May 1999. From August 1983 through April 1989, in addition to his responsibilities at Chiron, Dr. Rutter was the Director of the Hormone Research Institute at the University of California, San Francisco, and he became a Professor Emeritus in 1991. In 1969, Dr. Rutter joined the faculty of UCSF as a Herzstein Professor, and served as the chairman of the Department of Biochemistry and Biophysics from 1969 to 1982. Dr. Rutter has also served on the Board of Overseers at Harvard University from 1992 to 2000, on the Board of Trustees at the Carnegie Institution of Washington since 1995 and several private company boards. Dr. Rutter is a member of the National Academy of Sciences and the American Academy of Arts and Sciences. He received his Ph.D. in biochemistry from the University of Illinois, an M.S. in biochemistry from the University of Utah and a B.A. in biochemistry from Harvard University.

        Michael C. Wood has served as a member of our Board of Directors since our inception. Mr. Wood is currently Chief Vision and Creative Officer of LeapFrog Enterprises, Inc., an educational company which he founded in January 1995. Mr. Wood has 15 years of experience in the corporate legal representation of high technology firms and venture capital partnerships. From 1991 through 1994, he was a partner in the emerging technology companies group at Cooley Godward LLP. From 1979 to 1991, Mr. Wood practiced corporate law in the high technology practice of Crosby Heafy Roach & May. Mr. Wood received a J.D. from the Hastings College of Law, an M.B.A. from the University of California, Berkeley and his B.A. in political science from Stanford University.

Board Independence

        The Board of Directors has determined that each of its current directors, including all directors standing for re-election, except the Chief Executive Officer, is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards.

Board Committees and Meetings

        The Board of Directors held four meetings during the fiscal year ended December 31, 2003 (the "2003 Fiscal Year"). The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee and has adopted a written charter for each of these committees. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served during the 2003 Fiscal Year.

Audit Committee

        The Audit Committee currently consists of three directors: Mr. Jacoby, Dr. Rutter and Mr. Wood, each of whom is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards and SEC rules. The Board of Directors has determined that Mr. Jacoby is an "audit committee financial expert" as defined in SEC rules. The Audit Committee held four meetings during the 2003 Fiscal Year.

        The Audit Committee assists the Board of Directors in its oversight of the integrity of the Company's financial statements, the risk management and internal controls of the Company and the Company's compliance with legal and regulatory requirements. The Audit Committee interacts directly with and evaluates the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors' qualifications and independence. The Audit Committee also pre-approves all audit services and permissible non-audit services provided by the independent auditors.

        The Audit Committee Report is included herein on page 37 and the Amended and Restated Audit Committee Charter is attached hereto as Annex A.

Compensation Committee

        The Compensation Committee currently consists of three directors: Dr. Gerber and Messrs. Jacoby and Larson, each of whom is independent within the meaning of the NASDAQ Stock Market Inc. director independence standards. The Compensation Committee reviews and approves the compensation and benefits for our executive officers, makes recommendations to the Board of Directors regarding such matters and performs other duties as may from time to time be determined by the Board. A subcommittee of the Compensation Committee, consisting of Dr. Gerber and Mr. Jacoby, administers the Company's stock plans and makes all grants and awards thereunder. The Compensation Committee held two meetings during the 2003 Fiscal Year.

        The Compensation Committee Report is included herein on page 34.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee of the Board of Directors are Dr. Gerber and Messrs. Larson and Jacoby. None of our Compensation Committee members has been an officer or employee of Sangamo at any time. Mr. Larson is a partner at Morgan, Lewis & Bockius LLP, our legal counsel. None of our executive officers serves on the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or our Compensation Committee.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee consists of Dr. Gerber and Messrs. Larson and Wood, each of whom is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards.

        The Nominating and Corporate Governance Committee considers and periodically reports on matters relating to the size, identification, selection and qualification of the Board of Directors and candidates nominated for the Board of Directors and its committees; and develops and recommends governance principles applicable to us. The Nominating and Corporate Governance Committee was established in March 2004. The Charter of the Nominating and Corporate Governance Committee is not available on our website, but is attached to this proxy statement as Annex B.

        The Nominating and Corporate Governance Committee considers properly submitted stockholder recommendations for candidates for membership on the Board of Directors as described below under "Identification and Evaluation of Nominees for Directors." In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and to address the membership criteria set forth under "Director Qualifications." Stockholder nominees will receive the same consideration that nominees of the Board receive. Any stockholder recommendations proposed for consideration by the Nominating and Corporate Governance Committee should include the candidate's name and qualifications for membership on the Board of Directors and should be addressed to:

    Investor Relations
    Sangamo BioSciences, Inc.
    501 Canal Blvd., Suite A100
    Richmond, CA 94804

Director Qualifications

        The Nominating and Corporate Governance Committee will use a variety of criteria to evaluate the qualifications and skills necessary for members of our Board of Directors. The Nominating and Corporate Governance Committeee may assess character, judgment, business acumen and scientific expertise, and familiarity with issues affecting the biotechnology and pharmaceutical industries. Other qualifications will be determined on a case-by-case basis, depending on whether the Nominating and Corporate Governance Committee desires to fill a vacant seat or increase the size of the Board to add new directors. In addition, the Nominating and Corporate Governance Committee may also evaluate whether a potential director nominee's skills are complementary to existing Board members' skills or meet the Board's need for operations, management, commercial, financial, or other expertise.

Identification and Evaluation of Nominees for Directors

        The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board of Directors, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. The Nominating and Corporate Governance Committee considers properly submitted stockholder recommendations for candidates for the Board of Directors. In evaluating such recommendations, the Nominating and Corporate Governance Committee uses the qualifications standards discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.

Annual Meeting Attendance

        Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings of stockholders, directors are encouraged to attend annual meetings of our stockholders. Five directors attended the 2003 annual meeting of stockholders.

Communications with the Board of Directors

        Although we do not have a formal policy regarding communications with the Board of Directors, stockholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to the Sangamo Board of Directors, c/o Investor Relations, 501 Canal Boulevard, Suite A100, Richmond, California 94804. Stockholders who would like their submission directed to a particular member of the Board of Directors may so specify.

Code of Ethics

        The Board of Directors has adopted a Code of Business Conduct and Ethics, which is applicable to all employees and directors of the Company. We will provide a copy of the Code of Ethics upon request made in writing to Sangamo BioSciences, Inc., Attention: Investor Relations, 501 Canal Boulevard, Suite A100, Richmond, California 94804. In the event that we make any amendments to or grant any waivers of, a provision of the Code of Ethics that applies to the principal executive officer, principal financial officer, or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor, on our website at www.sangamo.com, on the Investor Relations page.

Director Compensation

        We currently do not provide any cash meeting or retainer fees to any non-employee member of the Board, and directors who are also Sangamo employees do not receive additional compensation for serving as a member of the Board. However, we reimburse our Board members for expenses incurred in connection with their attendance at meetings and other customary expenses.

        Under the Automatic Option Grant Program in effect under the Sangamo 2000 Stock Incentive Plan (the "2000 Plan"), each new non-employee Board member will receive, at the time of his or her initial election or appointment to the Board, an option to purchase 50,000 shares of Common Stock, provided such person has not previously been in Sangamo's employ. In addition, on the date of each annual stockholders' meeting, each individual who has served as a director for the previous six months and who is to continue to serve as a non-employee Board member, whether or not such individual is standing for re-election at that particular Annual Meeting, will be granted an option to purchase 10,000 shares of Common Stock. Each option granted under the Automatic Option Grant Program will have an exercise price per share equal to the fair market value per share of the Common Stock on the grant date and will have a maximum term of 10 years, subject to earlier termination following the optionee's cessation of Board service. Each option is immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by Sangamo, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each automatic option grant vest in monthly installments upon completion of each month of Board service over a designated period. For the initial grant, the designated period is three years, and it is one year in the case of an annual grant. However, the shares subject to each automatic option grant will immediately vest upon (i) the optionee's death or permanent disability while a Board member, (ii) an acquisition of Sangamo by merger or asset sale, (iii) the successful completion of a tender offer for more than 50% of Sangamo's outstanding voting stock or (iv) a change in the majority of the Board effected through one or more proxy contests for Board membership.

        Pursuant to the Automatic Option Grant Program under the 2000 Plan, Dr. Gerber, Mr. Jacoby, Mr. Larson, Dr. Rutter and Mr. Wood each received an option to purchase 10,000 shares of Common Stock with an exercise price per share of $2.45 at the 2003 Annual Meeting.

        Our stockholders are being asked to vote on a proposal to approve the implementation of the 2004 Stock Incentive Plan (the "2004 Plan") as the successor to our 2000 Plan. The Automatic Option Grant Program under the 2004 Plan is identical to the Automatic Option Grant Program under the 2000 Plan in all material respects (See Proposal No. 2, Approval of 2004 Stock Incentive Plan, for a complete description of the Automatic Option Grant Program and the 2004 Plan). In the event stockholder approval of the 2004 Plan is obtained at the Annual Meeting, the following non-employee Board members will each receive an option grant for 10,000 shares of Common Stock under the Automatic Option Grant Program under the 2004 Plan: Dr. Gerber, Mr. Jacoby, Mr. Larson, Dr. Rutter and Mr. Wood. In the event stockholder approval of the 2004 Plan is not obtained, then such non-employee Board members will each receive an option grant for 10,000 shares under the Automatic Option Grant Program under the 2000 Plan. In either case, the grants will be made on the date of the Annual Meeting, and each option will have an exercise price per share equal to the closing selling price per share of Common Stock on such date.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote FOR the election of the nominees listed above.

PROPOSAL NO. 2: APPROVAL OF 2004 STOCK INCENTIVE PLAN

        Introduction.    Our stockholders are being asked to vote on a proposal to approve the implementation of the 2004 Stock Incentive Plan (the "2004 Plan") as the successor to our 2000 Stock Incentive Plan (the "2000 Plan"). Our board of directors adopted the 2004 Plan on March 5, 2004, subject to stockholder approval at the Annual Meeting. The 2004 Plan will only become effective upon such stockholder approval, and no awards will be made under the 2004 Plan prior to that time.

        We believe that equity-based incentives have played a pivotal rule in our efforts to date to attract and retain key personnel essential to our long-term growth and financial success. For that reason, we have structured the 2004 Plan to provide us with more flexibility in designing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock or stock-based awards such as stock appreciation rights, restricted stock and restricted stock units. Accordingly, with the 2004 Plan we will have a broader array of equity incentives to utilize for purposes of attracting and retaining the services of key personnel. We will continue to rely significantly on equity incentives to attract and retain such individuals because we remain convinced that equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other key employees.

        The number of shares of our common stock which will initially be reserved for issuance under the 2004 Plan will not exceed 3,803,867 shares and will be equal to the number of shares which remain available for issuance under the 2000 Plan at the time of the Annual Meeting, less the portion of that share reserve subject to the outstanding options under the 2000 Plan at that time. The actual share reserve under the 2004 Plan will be funded through a transfer of shares from our 2000 Plan, and the remaining share reserve under the 2000 Plan will accordingly be reduced by the number of transferred shares. As of March 31, 2004, 6,557,946 shares remained available for issuance under the 2000 Plan, and 2,754,079 of those shares were subject to outstanding options under that plan. As a result, the maximum number of shares initially authorized for issuance under the 2004 will be limited to 3,803,867 shares, and the total number of shares which will remain available for issuance under the 2000 Plan will not exceed the 6,557,946 shares of common stock which remained available for issuance under the 2000 Plan as of March 31, 2004 less the number of those shares actually transferred to the 2004 Plan. As a result, the number of shares initially reserved for issuance under the 2004 Plan and the remaining share reserve under the 2000 Plan will not exceed 6,557,946 shares in total.

        The share reserve under the new 2004 Plan will automatically increase on the first trading day of January each year, beginning with the 2005 calendar year and continuing over the ten (10) year term of the plan, by an amount equal to three percent (3.0%) of the total number of shares of our common stock outstanding on the last trading day in the immediately preceding calendar year, but in no event will any such annual increase exceed 1,750,000 shares (subject to adjustment for stock dividends, stock splits, recapitalization or similar transactions affecting our outstanding common stock). Currently, the share reserve under the 2000 Plan automatically increases on the first trading day in January each year through calendar year 2010 by an amount equal to three and one-half percent (3.5%) of the outstanding shares of our common stock on the last trading day in the immediately preceding calendar year, up to a maximum annual increase of 2,000,000 shares.

        Principal Differences of New 2004 Plan. It is important for our stockholders to take into consideration the following additional differences between the provisions of the proposed 2004 Plan and our current 2000 Plan. Those differences may be summarized as follows:

          (i)    The 2000 Plan specifically allows the repricing of outstanding options through the cancellation of those options in exchange for new options for the same or different number of shares but with an exercise price equal to the fair market value of our common stock on the new grant date. The 2004 Plan will not permit any repricing of the options or stock appreciation rights granted under that plan.

          (ii)   The 2000 Plan allows the plan administrator to authorize company loans to one or more optionees for purposes of financing the exercise of their options. No such financing will be provided under the 2004 Plan.

          (iii)  The 2000 Plan contains a director fee option grant program which, if implemented for one or more future calendar years, would allow each non-employee member of our board of directors to apply all or a portion of any retainer fee otherwise payable in cash for that year to the acquisition of a special below-market option grant made under such program. There will not be any such program in effect under the 2004 Plan.

          (iv)  The 2004 Plan will authorize the plan administrator to grant stand-alone stock appreciation rights which will allow the holders to exercise those rights for a payment equal in value to the dollar amount by which the fair market value of the shares as to which the rights are exercised, measured as of the exercise date, exceeds the fair market value of those shares on the date the rights were granted. The payment may be made in cash or in shares of our common stock. Such stand-alone rights are not authorized under the 2000 Plan.

          (v)   Restricted stock units and other awards may be issued under the 2004 Plan which become payable upon the expiration of a designated time period following the attainment of pre-established performance goals or the satisfaction of specified service requirements, including (without limitation) a deferred distribution date following the termination of the individual's service with us. The 2000 Plan does not specifically allow such deferred distributions.

          (vi)  The 2004 Plan will include a series of performance criteria which the plan administrator may utilize in establishing specific targets to be attained as a condition to the vesting of one or more stock issuances or other stock-based awards under the plan so as to qualify the compensation attributable to those awards as performance-based compensation for Internal Revenue Code Section 162(m) purposes. This statutory provision, which is explained in more detail below, generally disallows an income tax deduction to publicly held companies for compensation which exceeds $1 million per individual within a designated executive officer group, unless that compensation is tied to the attainment of certain performance milestones established by an independent compensation committee under a stockholder-approved plan. The 2000 Plan does not incorporate such performance criteria, and stock issuances or other awards under the stock issuance program in effect under that plan will not qualify as performance-based compensation for purposes of the Section 162(m) limitation.

          (vii) Net counting provisions will be in effect under the 2004 Plan so that the share reserve is reduced only by the actual number of shares issued under the 2004 Plan, and not by the gross number of shares subject to awards made thereunder as is the case with the 2000 Plan.

        Contingent Amendments to 2000 Plan. If the 2004 Plan is approved by our stockholders, then the following changes will become effective with respect to the 2000 Plan:

          (i)    The number of shares reserved for issuance over the remaining term of the 2000 Plan will be limited to the number of shares of our common stock subject to options which are outstanding under the 2000 Plan at the time of the Annual Meeting plus any portion of the 2000 Plan not otherwise transferred to the 2004 Plan because of the 3,803,867-share limit on the maximum number of shares which may be transferred to the 2004 Plan. The number of shares subject to outstanding options will increase over the 2,754,079 shares subject to the options which were outstanding on March 31, 2004, to the extent any new options are subsequently granted under the 2000 Plan before the Annual Meeting, and the number of shares to be transferred from the 2000 Plan to the 2004 Plan will be reduced by the number of shares subject to those new option grants under the 2000 Plan. To the extent any outstanding options under the 2000 Plan terminate or expire unexercised, whether before or after the date of the Annual Meeting, the number of shares subject to those terminated or expired options will not be transferred to the 2004 Plan but will be available for future grant under the 2000 Plan.

          (ii)   There will not be any more automatic share increases under the 2000 Plan. Accordingly, if the 2004 Plan is approved by our stockholders, the January 2, 2004 increase will be the final automatic share increase under the 2000 Plan.

          (iii)  The automatic option grant program in effect for our non-employee Board members under the 2000 Plan will terminate, and no further option grants will be made under that program. Instead, the automatic option grant provisions of the 2004 Plan will be in effect for our non-employee Board members, and the first grants under that program will be made at the Annual Meeting.

        Except for the foregoing changes, all of the remaining terms of the 2000 Plan will remain in effect until the expiration of that plan on February 7, 2010.

        Any federal income tax deductions to which we would otherwise be entitled in connection with (A) the exercise of options granted under the 2000 Plan on or after the date of the Annual Meeting, (B) the disposition of shares purchased under those options or (C) the issuance of shares after that date under the stock issuance program of the 2000 Plan will be subject to the $1 million limitation per covered executive officer imposed under Section 162(m) of Internal Revenue Code. This will the case whether or not the 2004 Plan is approved by the stockholders. The Section 162(m) limitation is explained in more detail below.

        Should the 2004 Plan not be approved by the stockholders, then none of the contingent amendments to the 2000 Plan summarized above will take effect because those changes are expressly conditioned upon stockholder approval of the new 2004 plan, and we will continue to make option grants, stock issuances and other stock-based awards under the 2000 Plan in the future in accordance with the terms of that plan currently in effect, including (without limitation) the 3.5% annual share increase provision.

Summary Description of 2004 Plan

        The following is a summary of the principal features of the new 2004 Plan. The summary, however, is not intended to be a complete description of all the terms of the 2004 Plan and is qualified in its entirety by reference to the complete text of the 2004 Plan. Any of our stockholders who wish to obtain a copy of the actual plan document may do so upon written request to our Corporate Secretary at our headquarters at 501 Canal Boulevard, Suite A100, Richmond, California 94804. To the extent there is a conflict between this summary and the actual terms of the 2004 Plan, the terms of the 2004 Plan will govern.

        The 2004 Plan will consist of four separate equity incentive programs: (i) the discretionary grant program, (ii) the stock issuance program, (iii) the salary investment option grant program and (iv) the automatic option grant program for non-employee Board members. The principal features of each program are described later in this Proposal.

        Administration. The Compensation Committee of our Board will have the exclusive authority to administer the discretionary grant and stock issuance programs with respect to grants and stock issuances made to our executive officers and non-employee Board members and will also have the authority to make grants and stock issuances under those programs to all other eligible individuals. The Compensation Committee will also have complete discretion to select the individuals who are to participate in the salary investment option grant program, but all grants made to the selected individuals will be governed by the express terms of that program.

        Our Board may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make grants and stock issuances under the discretionary grant and stock issuance programs to individuals other than our executive officers and non-employee Board members. The term "plan administrator," as used in this summary, will mean our Compensation Committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the 2004 Plan. However, neither the Compensation Committee nor any secondary committee will exercise any administrative discretion under the automatic option grant program, and all grants under that program will be made in strict compliance with its express provisions.

        Eligibility. Officers and employees, as well as independent consultants and contractors, in our employ or service or in the employ or service of our parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the discretionary grant and stock issuance programs. The non-employee members of our Board will also be eligible to participate in those two programs as well as the automatic option grant program. As of March 15, 2004, approximately 57 employees (including 4 executive officers) and no consultants were eligible to participate in the discretionary grant and stock issuance programs, and 5 non-employee Board members were eligible to participate in those programs and the automatic option grant program.

        Securities Subject to 2004 Plan. If our stockholders approve the 2004 Plan, the number of shares of our common stock which will initially be reserved for issuance under the 2004 Plan will be limited to the lower of (i) 3,803,867 shares or (ii) the number of shares which remain available for issuance under the 2000 Plan at the time of the Annual Meeting, less the portion of that share reserve which is subject to the options outstanding at that time under the 2000 Plan. The share reserve of the 2004 Plan will be funded through a transfer of a portion of the shares of common stock which remain available for issuance under our 2000 Plan at the time of the Annual Meeting, and the remaining share reserve under the 2000 Plan will be reduced by the number of transferred shares. As of March 31, 2004, 6,557,946 shares remained available for issuance under the 2000 Plan, and 2,754,079 of those shares were subject to outstanding options under that plan. As a result, the maximum number of shares initially authorized for issuance under the 2004 will be limited to 3,803,867 shares, and the total number of shares which will remain available for issuance under the 2000 Plan following that transfer will not exceed the 6,557,946 shares of common stock which remained available for issuance under the 2000 Plan as of March 31, 2004 less the 3,803,867 or lower number of those shares actually transferred to the 2004 Plan.

        The number of shares of common stock reserved for issuance under our 2004 Plan will automatically increase on the first trading day in January each calendar year, beginning in calendar year 2005, by an amount equal to three percent (3%) of the total number of shares of our common stock outstanding on that date. In no event will any such annual increase exceed 1,750,000 shares.

        No participant in the 2004 Plan may receive option grants, stand-alone stock appreciation rights, direct stock issuances (whether vested or unvested) or other stock-based awards for more than 2,000,000 shares of our common stock in any single calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Stockholder approval of this proposal will also constitute approval of that 2,000,000-share limitation for purposes of Internal Revenue Code Section 162(m). This limitation, together with the requirement that all stock options and stock appreciation rights under the discretionary grant program have an exercise price (or base price) per share equal to the fair market value per share of our common stock on the grant date, will assure that any deductions to which we would otherwise be entitled upon the exercise of stock options or stock appreciation rights granted under the discretionary grant program or the subsequent sale of the shares purchased under those stock options will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Section 162(m). In addition, one or more shares issued under the stock issuance program may also qualify as performance-

based compensation that is not subject to the Section 162(m) limitation if the issuance of those shares is approved by our Compensation Committee and vesting is tied solely to the attainment of one or more of the corporate performance milestones discussed below in the summary description of that program.

        The shares of common stock issuable under the 2004 Plan may be drawn from shares of our authorized but unissued common stock or from shares of our common stock that we acquire, including shares purchased on the open market or in private transactions.

        Shares subject to any outstanding options or other awards under the 2004 Plan that expire or otherwise terminate prior to the issuance of the shares subject to those option or awards will be available for subsequent issuance under the 2004 Plan. Any unvested shares issued under the 2004 Plan that we subsequently purchase, at a price not greater than the original issue price paid per share, pursuant to our repurchase rights under the 2004 Plan will be added back to the number of shares reserved for issuance under the 2004 Plan and will accordingly be available for subsequent issuance.

        The following additional share counting provisions will be in effect under the 2004 Plan:

  •
  Should the exercise price of an option be paid in shares of our common stock, then the number of shares reserved for issuance under the 2004 Plan will be reduced only by the net number of shares issued under the exercised option.

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  Should shares of common stock otherwise issuable under the 2004 Plan be withheld by us in satisfaction of the withholding taxes incurred in connection with the exercise of an option or stock appreciation right or the issuance of fully-vested shares under the stock issuance program, then the number of shares of common stock available for issuance under the 2004 Plan will be reduced only by the net number of shares issued under the exercised option or stock appreciation right or the net number of fully-vested shares issued under the stock issuance program. Such withholding will in effect constitute a cash bonus under the 2004 Plan, payable directly to the applicable taxing authorities on behalf of the individual concerned, in an amount equal to the fair market value of the withheld shares, and will not be treated as an issuance and immediate repurchase of those shares.

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  Upon the exercise of any stock appreciation right granted under the 2004 Plan, the share reserve will only be reduced by the net number of shares actually issued upon such exercise, and not by the gross number of shares as to which such stock appreciation right is exercised.

  Equity Incentive Programs

        The principal features of each of the four equity incentive programs under the 2004 Plan may be summarized as follows:

        Discretionary Grant Program. Under the discretionary grant program, eligible persons may be granted options to purchase shares of our common stock or stock appreciation rights tied to the value of our common stock. The plan administrator will have complete discretion to determine which eligible individuals are to receive option grants or stock appreciation rights, the time or times when those options or stock appreciation rights are to be granted, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the grant, the maximum term for which the granted option or stock appreciation right is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.

        Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares.

        Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of those options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

        The 2004 Plan will allow the issuance of three types of stock appreciation rights under the discretionary grant program:

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  Tandem stock appreciation rights will provide the holders with the right to surrender their options for an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the vested shares of our common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

  •
  Stand-alone stock appreciation rights will allow the holders to exercise those rights as to a specific number of shares of our common stock and receive in exchange an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of our common stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of ten years.

  •
  Limited stock appreciation rights may be included in one or more grants made under the discretionary grant program. Upon the successful completion of a hostile tender offer for more than fifty percent (50%) of our outstanding voting securities, each outstanding option with such a limited stock appreciation right may be surrendered to us in return for a distribution per surrendered option share equal to the excess of (i) the fair market value per share at the time the option is surrendered or, if greater, the highest tender offer price paid per share in the hostile take-over over (ii) the exercise price payable per share under such option. Each option granted under the salary investment or automatic option grant program will contain such a limited stock appreciation right.

        The appreciation distribution on any exercised tandem or stand-alone stock appreciation right may, at the discretion of the plan administrator, be made in cash or in shares of our common stock. All payments with respect to exercised limited stock appreciation rights will be made in cash.

        Upon cessation of service with us, the holder of a stock appreciation right will have a limited period of time in which to exercise that right to the extent exercisable. The plan administrator will have complete discretion to extend the period following the holder's cessation of service during which his or her outstanding stock appreciation rights may be exercised and/or to accelerate the exercisability or vesting of those stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the stock appreciation right remains outstanding, whether before or after the holder's actual cessation of service.

        Stock Issuance Program. Shares may be issued under the stock issuance program at a price per share not less than their fair market value, payable in cash or other valid consideration under Delaware law. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. Shares of our common stock may also be issued under the program pursuant to share right awards or restricted stock units which entitle the recipients to receive those shares upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation), a deferred distribution date following the termination of the recipient's service with us.

        The plan administrator will have complete discretion under the program to determine which eligible individuals are to receive such stock issuances or stock-based awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award and the vesting schedule (if any) to be in effect for the issuance or award. The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals.

        In order to assure that the compensation attributable to one or more restricted stock issuances, restricted stock units or other stock-based awards under the program will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Internal Revenue Code Section 162(m), the plan administrator will also have the discretionary authority to structure one or more restricted stock issuances, restricted stock units or other stock-based awards so that the shares of common stock subject to those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share; (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) sales or revenue targets; (6) return on assets, capital or investment; (7) cash flow; (8) market share; (9) cost reduction goals; (10) budget comparisons; (11) measures of customer satisfaction; (12) any combination of, or a specified increase in, any of the foregoing; (13) implementation or completion of projects or processes strategic or critical to our business operations; (14) achievement of advances in research; new product development; development of products to pre-clinical phase; commencement, advancement or completion of clinical trials; FDA or other regulatory body approval for commercialization of products; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to enhance our revenue or profitability or increase our customer base. In addition, such performance goals may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any parent or subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

        The plan administrator will have the discretionary authority at any time to accelerate the vesting of any and all shares of restricted stock or other unvested shares outstanding under the stock issuance program. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares which were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m).

        Outstanding restricted stock units or other stock-based awards under the stock issuance program will automatically terminate, and no shares of common stock will actually be issued in satisfaction of those units or awards, if the performance goals or service requirements established for such units or awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of common stock in satisfaction of one or more outstanding restricted stock units or other stock-based awards as to which the designated performance goals or service requirements are not attained.

However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to units or awards which were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m).

        Salary Investment Option Grant Program. Our Compensation Committee will have complete discretion in implementing the salary investment option grant program for one or more calendar years and in selecting the executive officers and other eligible individuals who are to participate in the program for those years. As a condition to participation in the program, each selected individual must, prior to the start of the calendar year of participation, file with the Compensation Committee an irrevocable authorization directing us to reduce his or her base salary for the upcoming calendar year by a specified dollar amount not less than $10,000 nor more than $50,000 and to apply that amount to the acquisition of a special option grant under the program.

        If the salary investment option grant program is implemented in the future, then each individual selected for participation who files a timely salary reduction election will automatically be granted a non-statutory option on the first trading day in January of the calendar year for which that salary reduction is to be in effect. Stockholder approval of this Proposal will also constitute pre-approval of each option granted under the salary investment option grant program and the subsequent exercise of that option in accordance with the terms of the program summarized below.

        The number of shares subject to each such option will be determined by dividing the salary reduction amount by two-thirds of the fair market value per share of our common stock on the grant date, and the exercise price will be equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the salary reduction amount. In effect, the salary reduction will constitute a pre-payment of the remaining two-thirds of the fair market value of the option shares on the grant date.

        The option will become exercisable in a series of twelve equal monthly installments upon the optionee's completion of each calendar month of service in the calendar year for which the salary reduction is in effect and will become immediately exercisable for all the option shares on an accelerated basis upon certain changes in ownership or control. Each option will remain exercisable for any vested shares until the earlier of (i) the expiration of the 10 year option term or (ii) the end of the three year period measured from the date of the optionee's cessation of service.

        Automatic Option Grant Program. Under the automatic option grant program, each individual who first becomes a non-employee Board member at the Annual Meeting or at any time thereafter will automatically receive an option grant for 50,000 shares on the date such individual joins the Board, provided such individual has not been in our prior employ. In addition, on the date of each annual stockholders meeting, beginning with the 2004 Annual Meeting, each individual serving as a non-employee Board member at that time will automatically be granted an option to purchase 10,000 shares of common stock, provided such individual has served on our Board for at least six months.

        Each automatic grant will have an exercise price per share equal to the fair market value per share of our common stock on the grant date and will have a term of ten years, subject to earlier termination following the optionee's cessation of Board service. The option will be immediately exercisable for all of the option shares; however, we may repurchase, at the lower of the exercise price paid per share or the fair market value per share, any shares purchased under the option which are not vested at the time of the optionee's cessation of Board service. The shares subject to each initial 50,000-share automatic option grant will vest in a series of thirty-six successive equal monthly installments upon the optionee's completion of each month of Board service over the thirty-six month period measured from the grant date. The shares subject to each annual 10,000-share automatic option grant made to a continuing Board member will vest in twelve successive equal monthly installments upon that individual's completion of each month of Board service over the twelve-month period measured from the grant date. However, the shares will immediately vest in full upon the optionee's death or disability while a Board member or upon the occurrence of certain changes in ownership or control.

        Upon the successful completion of a hostile tender offer for more than fifty percent of our outstanding voting securities, each outstanding option granted under the automatic option g program may be surrendered to us in return for a cash distribution per surrendered option share equal to the excess of (i) the fair market value per share at the time the option is surrendered or, if greater, the highest tender offer price paid per share over (ii) the exercise price payable per share under such option.

        The option grants under the automatic option grant program will be taxable as non-statutory options under the Federal income tax laws.

        Stockholder approval of this Proposal will constitute pre-approval of each option granted pursuant to the provisions of the automatic option grant program and the subsequent exercise or surrender of that option in accordance with its terms, as summarized above.

  Stock Awards—2004 Plan

        No awards will be made under the 2004 Plan unless and until the 2004 Plan is approved by the stockholders at the Annual Meeting. If such stockholder approval is obtained, the following non-employee Board members will each receive an option grant for 10,000 shares of our common stock under the automatic option grant program: Dr. Gerber, Mr. Jacoby, Mr. Larson, Dr. Rutter and Mr. Wood. The grants will be made on the date of the Annual Meeting, and each option will have an exercise price equal to the closing selling price per share of our common stock on that date.

  General Provisions

        Vesting Acceleration. The 2004 Plan will include the following vesting acceleration provisions:

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  Each outstanding option or stock appreciation right under the discretionary grant program will automatically accelerate in full upon a change in control, if that option or stock appreciation right is not assumed or otherwise continued in effect by the successor corporation or replaced with a cash incentive program which preserves the spread existing on the unvested shares subject to the option or stock appreciation right (the excess of the fair market value of those shares over the exercise or base price payable for such shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those shares.

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  All unvested shares outstanding under the discretionary grant and stock issuance programs will immediately vest upon a change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. Each outstanding restricted stock unit or other stock-based award under the stock issuance program will vest as to the number of shares of our common stock subject to such unit or award upon the occurrence of a change in control, unless the unit or award is assumed by the successor corporation or otherwise continued in effect.

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  The plan administrator will have complete discretion to grant one or more options or stock appreciation rights under the discretionary grant program which will vest and become exercisable as to all the underlying shares in the event the individual's service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction in which those options or stock appreciation rights are assumed or otherwise continued in effect. The vesting of outstanding shares and the vesting and issuance of the shares of common stock subject to outstanding restricted stock units or other stock-based awards under the stock issuance program may also be structured to accelerate upon similar terms and conditions.

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  The plan administrator will have the discretion to structure one or more option grants or stock appreciation rights under the discretionary grant program so that those options or stock appreciation rights will immediately vest upon a change in control, whether or not the options or stock appreciation rights are to be assumed or otherwise continued in effect. The plan administrator may also structure unvested stock issuances or restricted stock units or other share rights awards under the stock issuance program so that those issuances or awards will immediately vest upon a change in control.

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  A change in control will be deemed to occur in the event (i) we are acquired by merger or asset sale, or (ii) there occurs any transaction or series of related transactions pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of our securities outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from us or the acquisition of outstanding securities held by one or more of our stockholders.

  •
  The plan administrator will also have the discretionary authority to structure one or more outstanding options or stock appreciation rights under the discretionary grant program so that those options or stock appreciation rights will, immediately prior to the effective date of a hostile take-over, become exercisable as to all the shares of common stock at the time subject to those options or stock appreciation rights. In addition, the plan administrator will have the authority to structure one or more awards under the stock issuance program so that the shares of common stock subject to those awards will immediately vest upon the consummation of a hostile take-over. Alternatively, the plan administrator may condition such vesting acceleration upon the subsequent termination of the individual's service within a designated period following the effective date of such hostile take-over.

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  A hostile take-over will be deemed to occur if (i) there is a change in the majority of our Board as a result of one or more contested elections for Board membership, or (ii) securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities are acquired pursuant to a hostile tender offer.

        The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of us.

        Changes in Capitalization. In the event any change is made to the outstanding shares of our common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2004 Plan; (ii) the maximum number and/or class of securities for which any one person may be granted stock options, stand-alone stock appreciation rights, direct stock issuances (whether vested or unvested) and other stock based awards under the 2004 Plan per calendar year; (iii) the number and/or class of securities and the exercise price or base price per share in effect under each outstanding option or stock appreciation right; (iv) the number and/or class of securities subject to each outstanding restricted stock unit or other stock based award and the issue price (if any) payable per share; (v) the number and/or class of securities for which grants are subsequently to be made under the automatic option grant program to new and continuing non-employee Board members; and (vi) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the 2004 Plan or the outstanding options thereunder.

        Acquisition of Other Entities. The share reserve under the 2004 Plan may, in the plan administrator's sole discretion, be used to the extent required by applicable tax law to fund the exercise of (i) any incentive stock options granted by a corporation or other entity which we assume in connection with our acquisition of that entity, whether by merger or asset or stock sale, or (ii) any incentive stock options granted under the 2004 Plan in substitution for those incentive stock options of the acquired entity. We may effect the assumption or substitution even if the exercise price per share of our common stock under the assumed or substituted options will be less than the fair market value of our common stock at that time, provided the aggregate spread on each such option immediately after the assumption or substitution (the excess of the fair market value of the option shares over the aggregate exercise price payable for those shares) is not greater than the aggregate option spread immediately prior to the assumption or substitution and certain other requirement are satisfied to assure that the option holder does not receive any additional benefits as a result of the assumption or substitution.

        Valuation. The fair market value per share of our common stock on any relevant date under the 2004 Plan will be deemed to be equal to the closing selling price per share on that date on the Nasdaq National Market. On March 15, 2004, the fair market value per share of our common stock determined on such basis was $6.11.

        Stockholder Rights and Transferability. No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance following optionee's death, and during the optionee's lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the 2004 Plan so that those options will be transferable during optionee's lifetime to one or more members of the optionee's family or to a trust established for the optionee and/or one or more such family members or to the optionee's former spouse, to the extent such transfer is in connection with the optionee's estate plan or pursuant to a domestic relations order. Stand alone stock appreciation rights will be subject to the same transferability restrictions applicable to non-statutory options.

        A participant will have full stockholder rights with respect to any shares of common stock issued to him or her under the 2004 Plan, whether or not his or her interest in those shares is vested. A participant will not have any stockholder rights with respect to the shares of common stock subject to a restricted stock unit or other share right award until that unit or award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units or other share-right awards, subject to such terms and conditions as the plan administrator may deem appropriate.

        Special Tax Election. The plan administrator may provide one or more holders of options, stock appreciation rights, vested or unvested stock issuances, restricted stock units or any other stock-based awards under the 2004 Plan with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the exercise of those options or stock appreciation rights, the issuance of vested shares or the vesting of unvested shares issued to them. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of our common stock in payment of such withholding tax liability.

        Amendment and Termination. Our Board may amend or modify the 2004 Plan at any time, subject to any stockholder approval requirements under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the Nasdaq National Market) on which our shares of common stock are at the time primarily traded. Unless sooner terminated by our Board, the 2004 Plan will terminate on the earliest of (i) March 5, 2014, (ii) the date on which all shares available for issuance under the 2004 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options or stock appreciation rights, restricted stock units or other shares right awards in connection with certain changes in control or ownership.

  Summary of Federal Income Tax Consequences of Options Granted under the 2004 Plan

        The following is a summary of the United States Federal income taxation treatment applicable to us and the participants who receive awards under the 2004 Plan.

        Option Grants. Options granted under the discretionary grant program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

        Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

        Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

        If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

        Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

        If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

        We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

        Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

        We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

        Direct Stock Issuances. The tax principles applicable to direct stock issuances under the 2004 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

        Restricted Stock Units. No taxable income is recognized upon receipt of a restricted stock unit. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

        We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

        Deductibility of Executive Compensation. We anticipate that any compensation deemed paid by us in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options or stock appreciation rights will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, all compensation deemed paid with respect to those options or stock appreciation rights will remain deductible by us without limitation under Section 162(m). However, any compensation deemed paid by us in connection with shares issued under the stock issuance program will be subject to the $1 million limitation, unless the vesting of the shares is tied solely to one or more of the performance milestones described above.

        Accounting Treatment. Under the accounting principles currently in effect, option grants under the discretionary and automatic option grant programs will not result in any direct charge to our reported earnings. However, the fair value of those options is required to be disclosed in the notes to our financial statements, and we must also disclose, in footnotes to our financial statements, the pro-forma impact those options would have upon our reported earnings were the fair value of those options at the time of grant treated as a compensation expense.

        Option grants made to non-employee consultants under the 2004 Plan will result in a direct charge to our reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares.

        The number of outstanding options will be a factor in determining our earnings per share on a fully-diluted basis.

        Should one or more individuals be granted tandem or stand-alone stock appreciation rights under the 2004 Plan, then such rights would result in a compensation expense to be charged against our reported earnings. Accordingly, at the end of each fiscal quarter, the amount, if any, by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

        Direct stock issuances under the 2004 Plan will result in a direct charge to our reported earnings equal to the excess of the fair value of the shares on the issuance date over the cash consideration (if any) paid for such shares. If the shares are unvested at the time of issuance, then any charge to our reported earnings will be amortized over the vesting period. However, if the vesting of the shares is tied solely to performance milestones, then the issuance of those shares will be subject to mark to market accounting, and we will have to accrue compensation expense not only for the value of the shares on the date of issuance but also for all subsequent appreciation in the value of those which occurs prior to the vesting date. Similar accounting treatment will be in effect for any restricted stock units issued under the 2004 Plan.

        On March 31, 2004, the Financial Accounting Standards Board ("FASB") released an exposure draft on stock based compensation which would, if adopted as proposed, require expensing of stock options beginning January 2005 and change the accounting treatment of stock appreciation rights settled in stock. Accordingly, the foregoing summary of the applicable accounting treatment for stock options and stock appreciation rights may substantially change in the event the exposure draft is adopted as proposed. In that event, employee stock options and stock appreciation rights payable in stock would have to be valued as of the grant date under an appropriate valuation formula, and that value would then have to be charged as a direct compensation expense against the issuer's reported earnings over the designated vesting period of the award. For direct stock issuances, we would continue to accrue a compensation cost equal to the excess of the fair value of the shares on the issuance date over the cash consideration (if any) paid for such shares. If the shares are unvested at the time of issuance, then any charge to our reported earnings will be amortized over the vesting period. However, such accounting treatment would be applicable whether vesting were tied to service periods or performance goals.

  Required Vote and Board Recommendation

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Proposal No. 2 is required for approval of the 2004 Plan. Should such approval not be obtained, then the 2004 Plan will not be implemented, and none of the proposed changes to the existing 2000 Stock Incentive Plan will become effective. Instead, the 2000 Plan will remain in full force and effect in accordance with its pre-existing terms, and stock options, stock appreciation rights and direct stock issuances will continue to be made under the 2000 plan until its expiration date on February 7, 2010. However, any federal income tax deductions to which we would otherwise be entitled in connection with the exercise of options granted under the 2000 Plan on or after the date of the Annual Meeting or the disposition of shares purchased under those option grants or the issuance of shares on or after that date under the stock issuance program of the 2000 plan will be subject to the $1 million limitation per covered executive officer imposed under Code Section 162(m).

Recommendation of the Board of Directors

        The Board believes that this proposal two is in our best interests and in the best interests of our stockholders and recommends a vote FOR the approval of the 2004 Stock Incentive Plan.

PROPOSAL THREE: RATIFICATION OF INDEPENDENT AUDITORS

        The Board of Directors appointed the firm of Ernst & Young LLP, independent public auditors for Sangamo during the 2003 Fiscal Year, to serve in the same capacity for the year ending December 31, 2004, and is asking the stockholders to ratify this appointment. The decision of the Board of Directors to appoint Ernst & Young LLP was based on the recommendation of the Audit Committee. The affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting is required to ratify the selection of Ernst & Young LLP.

        In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of Sangamo and its stockholders.

        A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

  Independent Public Accountants

  Audit Fees

        The aggregate fees billed in connection with the audit by Ernst & Young LLP of Sangamo's 2003 and 2002 annual financial statements, the review of financial statements in Sangamo's Forms 10-Q filed in 2003 and 2002 and consultations on matters addressed during our audit and review work during 2003 and 2002 amounted to $209,055 and $182,302, respectively.

  Tax Fees

        The aggregate fees billed in connection with tax compliance, tax advice and tax planning services performed by Ernst & Young, LLP during 2003 and 2002 were $33,200 and $72,975, respectively.

  All Other Fees

        Other than the above-noted professional services performed by Ernst & Young, LLP, there were no additional fees billed for services rendered during 2003 and 2002.

  Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

        Under its charter, the Audit Committee must pre-approve all engagements of the independent auditors for the performance of all audit and non-audit services that are not prohibited and the fees for such services. The Audit Committee has delegated to its Chairman the authority to evaluate and approve service engagements on behalf of the full committee in the event a need arises for specific pre-approval between committee meetings. If the Chairman approves any such engagements, he will report that approval to the full Audit Committee not later than the next committee meeting.

        The Audit Committee has determined that the rendering of other professional services for tax compliance and tax advice by Ernst & Young, LLP is compatible with maintaining their independence. The Audit Committee has established a policy governing our use of Ernst & Young, LLP for non-audit services. Under the policy, management may use Ernst & Young, LLP for non-audit services that are permitted under SEC rules and regulations, provided that management obtain the Audit Committee's approval before such services are rendered.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Ernst & Young LLP to serve as Sangamo's independent auditors for the fiscal year ending December 31, 2004.

OTHER MATTERS

        Sangamo knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

MANAGEMENT

Executive Officers and Directors

        The following table sets forth information regarding our executive officers, directors and key employees as of March 15, 2004:

Name	Age	Position
Edward O. Lanphier II	47	President, Chief Executive Officer and Director
Peter Bluford	49	Vice President, Corporate Development
Casey C. Case, Ph.D.	48	Vice President, Research
Greg S. Zante	33	Senior Director, Finance and Administration (Principal Financial and Accounting Officer)
William G. Gerber, M.D.	57	Director
Jon E. M. Jacoby	65	Director
John W. Larson	68	Director
William J. Rutter, Ph.D.	76	Director
Michael C. Wood	51	Director

        Edward O. Lanphier II, the founder of Sangamo BioSciences, Inc., has served as President, Chief Executive Officer and as a member of the Board of Directors since Sangamo's inception. Mr. Lanphier has approximately twenty years of experience in the pharmaceutical and biotechnology industry. From June 1992 to May 1997, he held various positions at Somatix Therapy Corporation, a gene therapy company, including Executive Vice President, Commercial Development and Chief Financial Officer. Prior to Somatix, Mr. Lanphier was President and Chief Executive Officer of BioGrowth, Inc., a biotechnology company that merged with Celtrix Laboratories to form Celtrix Pharmaceuticals, Inc. in 1991. From 1986 to 1987, Mr. Lanphier served as Vice President of Corporate Development at Biotherapeutics, Inc. From 1984 to 1986 he served as Vice President of Corporate Development at Synergen Inc. Prior to Synergen, he was employed by Eli Lilly and Company, a pharmaceutical company, in the strategic business planning-biotechnology group. Mr. Lanphier is a member of the

Biotechnology Industry Organization (BIO) Emerging Companies Section and the BIO board of directors. He is also a director of Cengent Pharmaceuticals, Inc. and Cell ExSys, Inc. Mr. Lanphier holds a B.A. in biochemistry from Knox College.

        Peter Bluford has served as Vice President, Corporate Development since December 1997 and has operating responsibility for Sangamo's licensing, intellectual property and business planning activities. Mr. Bluford also served as Senior Director, Corporate Development, from October 1996 to December 1997. From October 1992 to September 1996, Mr. Bluford served as Director, Commercial Development at Somatix Therapy Corporation, where he was responsible for Somatix's strategic business planning activities while also serving as Project Team Leader, Oncology from 1995 to 1996. From 1991 to 1992, Mr. Bluford was with Celtrix Pharmaceuticals, Inc. as Manager, Strategic Market Planning. From 1990 to 1991, he was Manager of Strategic Planning with BioGrowth, Inc. Mr. Bluford received an M.B.A. and a B.S. in biochemistry from the University of California, Berkeley.

        Casey C. Case, Ph.D. has served as Vice President, Research Operations since July 2003. He joined the Company as Vice President, Research in November 1997. From June 1993 to November 1997, Dr. Case served as Director, Cell Biology at Tularik, Inc., a pharmaceutical company focusing on gene regulating drugs, where he was part of the team that established Tularik's cell-based, high throughput screening of small molecule modulators of specific transcription factors. From June 1989 to June 1993, Dr. Case was Director of Transcriptional Research at Oncogene Science, Inc., a pharmaceutical company, where he led Oncogene's research efforts in the development of mammalian cell-based assays for gene transcription and the automation of these assays for selection of therapeutic targets and compounds. Dr. Case earned a Ph.D. in biochemistry from the University of California, Davis and a B.S. in biology from San Diego State University.

        Greg S. Zante, has served as Senior Director, Finance and Administration since August 2003. Prior to joining Sangamo, Mr. Zante was Director, Finance and Administration of Calyx Therapeutics, Inc. a privately held pharmaceutical discovery and development company, from December 2001. From October 1993 until December 2001, Mr. Zante held senior financial managerial positions in several companies including Matrix Pharmaceuticals, Inc. He was employed by Ernst & Young LLP as a Senior Staff Accountant from October 1993 until November 1995. Mr. Zante holds a B.A. in business economics and managerial accounting from the University of California, Los Angeles.

        William G. Gerber, M.D. has served as a member of our Board of Directors since June 1997. Dr. Gerber is currently President, Chief Executive Officer and a Director of Epoch Biosciences, Inc., a biomedical company, where he has been since September 1999. From April 1998 to July 1999, he was President of diaDexus LLC, a pharmacogenomics company. Previous to his appointment at diaDexus, he was Chief Operating Officer of Onyx Pharmaceuticals. Before joining Onyx in 1995, Dr. Gerber was with Chiron Corporation, a biopharmaceutical, vaccine and blood testing company, where he was President of the Chiron Diagnostics business unit after Chiron's merger with Cetus Corporation in December 1991. He joined Cetus in 1987 as Senior Director of Corporate Ventures and was named Vice President and General Manager of the PCR (Polymerase Chain Reaction) Division in November 1988. Dr. Gerber has been Chairman of the Board of Directors of Pathway Diagnostics Corporation, a privately held company, since 2003. Dr. Gerber earned his B.S. and M.D. degrees from the University of California, San Francisco School of Medicine.

        Jon E. M. Jacoby has served as a member of our board of directors since April 2000. Until his retirement on October 1, 2003, Mr. Jacoby had been employed by Stephens Inc. and Stephens Group, Inc., collectively engaged in investment banking and other business activities, since 1963 and remains a director of Stephens Group, Inc. He is also a director of Delta and Pine Land Company, Power-One, Inc. and Conn's Inc., and serves on the boards of several privately held companies. He received his B.S. degree in geology from the University of Notre Dame and his M.B.A. from Harvard Business School.

        John W. Larson has served as a member of our Board of Directors since January 1996. Mr. Larson is currently a partner at the law firm of Morgan, Lewis & Bockius LLP. Mr. Larson served as partner at the law firm of Brobeck, Phleger & Harrison LLP (Brobeck) from March 1969 until retiring January 2003, except for the period from July 1971 to September 1973 when he was in government service as Assistant Secretary of the United States Department of the Interior and Counselor to George P. Shultz, Chairman of the Cost of Living Council. From 1988 until March 1996, Mr. Larson was Chief Executive Officer of Brobeck. Mr. Larson serves on the boards of several privately held companies. Mr. Larson holds an L.L.B. and a B.A., with distinction, in economics, from Stanford University.

        William J. Rutter, Ph.D. has served as a member of our Board of Directors since January 2000. He is the co-founder of Chiron Corporation, a biopharmaceutical, vaccine and blood testing company, and served as Chairman of the Board of Directors from Chiron's inception in 1981 until May 1999. From August 1983 through April 1989, in addition to his responsibilities at Chiron, Dr. Rutter was the Director of the Hormone Research Institute at the University of California, San Francisco, and he became a Professor Emeritus in 1991. In 1969, Dr. Rutter joined the faculty of UCSF as a Herzstein Professor, and served as the chairman of the Department of Biochemistry and Biophysics from 1969 to 1982. Dr. Rutter has also served on the Board of Overseers at Harvard University from 1992 to 2000, on the Board of Trustees at the Carnegie Institution of Washington since 1995 and several private company boards. Dr. Rutter is a member of the National Academy of Sciences and the American Academy of Arts and Sciences. He received his Ph.D. in biochemistry from the University of Illinois, an M.S. in biochemistry from the University of Utah and a B.A. in biochemistry from Harvard University.

        Michael C. Wood has served as a member of our Board of Directors since our inception. Mr. Wood is currently President of LeapFrog Enterprises, Inc., an educational company which he founded in January 1995. Mr. Wood has 15 years of experience in the corporate legal representation of high technology firms and venture capital partnerships. From 1991 through 1994, he was a partner of the emerging technology companies group at Cooley Godward LLP. From 1979 to 1991, Mr. Wood practiced corporate law in the high technology practice of Crosby Heafy Roach & May. Mr. Wood received a J.D. from the Hastings College of Law, an M.B.A. from the University of California, Berkeley and his B.A. in political science from Stanford University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to Sangamo with respect to the beneficial ownership of Common Stock as of March 15, 2004, by (i) all persons who are beneficial owners of five percent (5%) or more of Sangamo's Common Stock, (ii) each director and each nominee for director, (iii) the executive officers named in the Summary Compensation Table of the Executive Compensation and Other Information section of this Proxy Statement and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the principal address of each of the stockholders below is c/o Sangamo BioSciences, Inc., 501 Canal Boulevard, Suite A100, Richmond, CA 94804. Except as otherwise indicated, and subject to applicable community property laws, except to the extent authority is shared by both spouses under applicable law, we believe the persons named in the table have sole voting and investment power with respect to all shares of Common Stock held by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Kopp Investment Advisors, LLC (1) 7701 France Avenue South, Suite 500 Edina, MN 55435	4,342,065	17.4%
Columbia Wanger Asset Management, L.P. (2) 227 West Monroe Street, Suite 3000 Chicago, IL 60606	1,700,000	6.8%
Stephens Group, Inc. (3) 111 Center Street Little Rock, AR 72203	1,359,017	5.4%
Edward O. Lanphier II (4)	3,406,742	13.4%
Peter Bluford (5)	264,699	1.1%
Casey C. Case, Ph.D. (6)	263,155	1.0%
J. Tyler Martin (7)	2,000	*
Carl Pabo, Ph.D. (8)	289,895	1.1%
Janet Nibel (9)	0	—
William G. Gerber, M.D. (10)	129,400	*
Jon E.M. Jacoby (11)	395,734	1.6%
John W. Larson (12)	444,360	1.8%
William J. Rutter, Ph.D. (13)	796,666	3.2%
Michael C. Wood (14)	1,296,500	5.2%
All current directors and executive officers as a group (10 persons) (15)	7,287,151	27.8%

*
Less than one percent.

(1)
According to a Schedule 13G/A dated February 5, 2004, Kopp Investment Advisors, LLC had shared dispositive power over 3,016,065 shares, sole dispositive power over 800,000 shares, sole voting power over 3,199,681 shares and aggregate beneficial ownership over 3,917,065 shares. Kopp Holding Company and Kopp Holding Company LLC also reported aggregate beneficial ownership of 3,917,065 shares. The filing also stated that Kopp Holding Company LLC is controlled by Leroy

  C. Kopp through Kopp Holding Company. Mr. Kopp also reported sole voting and dispositive power over 526,000 shares in addition to the shares that may be deemed beneficially owned by Kopp Investment Advisors, LLC.

(2)
According to a Schedule 13G dated February 13, 2004, Columbia Wanger Asset Management, L.P. (WAM) reported shared voting power and shared dispositive power over 1,700,000 shares. WAM Acquisition GP, Inc. (WAM GP) is the general partner of WAM and also reported shared voting power and shared dispositive power over 1,700,000 shares. Columbia Acorn Trust (Acorn) reported shared voting power and shared dispositive power over 1,600,000 shares. The Schedule 13G also reported that the shares reported therein have been acquired on behalf of discretionary clients of WAM, including Acorn.

(3)
According to a Schedule 13G/A dated February 17, 2004, Stephens Group, Inc. reported sole voting power and sole dispositive power over 912,165 shares and shared voting power and shared dispositive power over 109,035 shares. Warren Stephens reported sole voting power and sole dispositive power over 132,606 shares and shared voting power and shared dispositive power over 1,226,411 shares. The number of shares of Sangamo BioSciences, Inc. common stock reported as beneficially owned by Stephens Group, Inc. and Warren Stephens includes shares owned by Stephens, Inc., the second tier subsidiary of Stephens Group, Inc., in discretionary accounts for clients, and the number of shares reported as beneficially owned by Warren Stephens also includes shares owned by certain other entities affiliated with Warren Stephens. Mr. Jacoby, a director of Sangamo BioSciences, Inc., was an executive vice president of Stephens Group, Inc. until October 1, 2003 and remains a director of Stephens Group, Inc.

(4)
Includes 400,000 shares of Common Stock issuable upon exercise of options within 60 days of March 15, 2004. Also includes 400,000 shares held by Mr. Lanphier's children and 2,406,742 shares held in trust.

(5)
Includes 117,708 shares of Common Stock issuable upon exercise of options within 60 days of March 15, 2004. Also includes 1,200 shares held by Mr. Bluford's children.

(6)
Includes 191,374 shares of Common Stock issuable upon exercise of options within 60 days of March 15, 2004.

(7)
Mr. Martin resigned his position on March 12, 2004.

(8)
Includes 289,895 shares of Common Stock issuable upon exercise of options within 60 days of March 15, 2004. Mr. Pabo resigned his position on June 30, 2003.

(9)
Ms. Nibel resigned her position on August 15, 2003.

(10)
Includes 30,000 shares of Common Stock issuable upon exercise of options within 60 days of March 15, 2004.

(11)
Includes 80,000 shares of Common Stock issuable upon exercise of options within 60 days of March 15, 2004.

(12)
Includes 30,000 shares of Common Stock issuable upon exercise of options within 60 days of March 15, 2004.

(13)
Includes 30,000 shares of Common Stock issuable upon exercise of options within 60 days of March 15, 2004. Also includes 672,220 shares held in trust.

(14)
Includes 30,000 shares of Common Stock issuable upon exercise of options within 60 days of March 15, 2004.

(15)
Includes 1,198,977 shares of Common Stock issuable upon exercise of options within 60 days of March 15, 2004.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

        The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to Sangamo for the fiscal years ended December 31, 2003, 2002 and 2001 by Sangamo's Chief Executive Officer and Sangamo's three other executive officers whose salary and bonus for the 2003 Fiscal Year were in excess of $100,000 and who were serving as executive officers at the end of the 2003 Fiscal Year. In addition, Dr. Pabo and Ms. Nibel are included in the table because they each would have been among the four most highly compensated Sangamo executive officers for the 2003 fiscal year had they not resigned earlier during that year. No other executive officers who would have otherwise been includable in such table on the basis of salary and bonus earned for the 2003 Fiscal Year have been excluded by reason of their termination of employment or change in executive status during that year. The listed individuals shall be hereinafter referred to as the "Named Officers". No Long-term Compensation Awards were awarded to the Named Officers in the fiscal years ended December 31, 2003, 2002 and 2001.

SUMMARY COMPENSATION TABLE

Annual Compensation
Name and Principal Position	Fiscal Year				Securities Underlying Options	Other Compensation $
		Salary $	Bonus $
Edward O. Lanphier II President and Chief Executive Officer	2003 2002 2001	375,000 360,000 300,000	150,000 140,000 164,538	(1)	— — —	— 25,000 25,000	(2) (2)
J. Tyler Martin, Sr., M.D. (3) Vice President, Therapeutic Product Development	2003 2002 2001	252,083 — —	— — —		200,000 — —	— — —
Peter Bluford Vice President, Corporate Development	2003 2002 2001	208,000 200,000 180,000	25,000 25,000 50,000		10,000 60,000 —	— — —
Casey C. Case, Ph.D. Vice President, Research	2003 2002 2001	200,000 190,000 180,000	50,000 15,000 25,000		20,000 30,000 —	— — —
Carl Pabo, Ph.D. (4) Senior Vice President and Chief Scientific Officer	2003 2002 2001	147,500 280,000 70,000	315,312 25,000 100,000	(8) (6)	— 50,000 415,000	320,677 29,450 12,270	(7) (5) (6)
Janet Nibel (9) Vice President, Finance and Administration	2003 2002 2001	97,374 38,080 —	2,500 — —		— 50,000 —	43,287 — —	(10)

(1)
The bonus reported for Mr. Lanphier for the 2001 fiscal year included $64,538 of loan forgiveness. There was no further balance outstanding on that loan as of December 31, 2001.

(2)
Other compensation for Mr. Lanphier consists of an insurance premium of $25,000 paid by Sangamo in each of the 2001 and 2002 fiscal years on a split dollar life insurance policy of which he has the right to designate the beneficiary. Sangamo will be reimbursed for these insurance premiums out of the cash surrender value of the policy if the policy is surrendered during Mr. Lanphier's lifetime or out of the proceeds paid under the policy upon his death. The face amount of the insurance policy is $2.0 million. The Company no longer pays any premiums on this policy.

(3)
Mr. Martin resigned his position on March 12, 2004.

(4)
Dr. Pabo resigned his position on June 30, 2003.

(5)
Represents reimbursement of temporary living and relocation costs.

(6)
As a part of his initial compensation package, Sangamo paid Dr. Pabo a sign-on bonus of $100,000 and reimbursed him for $12,270 of temporary living and relocation costs.

(7)
Consists of $318,404 of severance pay, including the cost of his COBRA coverage, and $2,273 of reimbursed moving expenses.

(8)
The bonus reported for Dr. Pabo for the 2003 Fiscal Year includes $263,000 of loan forgiveness. There was no further balance outstanding on such loan as of December 31, 2003.

(9)
Ms. Nibel resigned her position on August 15, 2003.

(10)
Consists of severance pay, including the cost of COBRA coverage.

Option Grants

        The following table sets forth summary information regarding the option grants made to the Named Officers for the 2003 Fiscal Year. No stock appreciation rights were granted to the Named Officers during the 2003 Fiscal Year.

OPTION GRANTS TO NAMED OFFICERS IN 2003

							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term $(6)
	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees in Fiscal 2003(2)
Name				Exercise Price Per Share $(3)	Expiration Date
							5%	10%
Edward O. Lanphier II	—	—
J. Tyler Martin, Sr., M.D.	150,000 50,000	24.0 8.0	% %	3.25 4.92	2/01/13 12/02/13	(4) (5)	305,737 154,708	774,311 392,060
Peter Bluford	10,000	1.6%		4.92	12/02/13	(5)	30,942	78,412
Casey C. Case, Ph.D.	20,000	3.2%		4.92	12/02/13	(5)	61,883	156,824
Carl Pabo, Ph.D.	—	—
Janet Nibel	—	—

(1)
Each option will vest and become exercisable for 25 percent of the shares upon the optionee's completion of one year of service measured from the grant date and vest and become exercisable for the balance of the shares in 36 successive equal monthly installments upon his or her completion of each additional month of service thereafter. However, the option will vest and become exercisable on an accelerated basis for all the option shares upon a merger or consolidation in which there is a change in ownership of securities possessing more than 50 percent of the total combined voting power of the Sangamo's outstanding securities or a sale of substantially all of its assets, unless the option is assumed or replaced by the acquiring entity.

  Mr. Lanphier's option will vest on such an accelerated basis, whether or not assumed or replaced by the acquiring entity. See "Employment Contracts, Termination of Employment and Change-in-Control Agreements".

(2)
The percentage of total options was calculated based on options to purchase an aggregate of 592,700 shares of Common Stock granted to employees under the 2000 Plan in 2003.

(3)
The exercise price per share is equal to the fair market value of Common Stock on the date of grant. The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. Alternatively, the option may be exercised through a sale and remittance procedure pursuant to which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to Sangamo, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(4)
The grant date for the options was February 10, 2003.

(5)
The grant date for the options was December 2, 2003.

(6)
The potential realizable value was calculated based on the ten-year term of the options and assumed rates of stock appreciation of 5 percent and 10 percent, compounded annually from the date the options were granted to their expiration date based on the fair market value of Common Stock on the date of grant. There can be no assurance provided to any executive officer or other holder of Sangamo's securities that the actual stock price will appreciate over the ten-year option term at the assumed 5 percent or 10 percent levels or at any other level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from those option grants which were made to the Named Officers with an exercise price equal to the fair market value of the shares on the grant date.

Aggregated Option Exercises and Fiscal Year-End Values

        The following table provides information, with respect to the Named Officers, concerning the exercise of options during the 2003 Fiscal Year and unexercised options held by them at of the end of that fiscal year. None of the Named Officers exercised any stock appreciation rights during the 2003 Fiscal Year and no stock appreciation rights were held by the Named Officers at the end of the year.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION/SAR VALUES

						Value of Unexercised in-the-Money Options/SARs at Fiscal Year-End($)(1)
				Number of Unexercised Options/SARs at Fiscal Year-End
Name	Shares Acquired on Exercise	Value Realized($)
				Exercisable	Unexercisable	Exercisable	Unexercisable
Edward O. Lanphier II	—	—		400,000	—	2,120,000	—
J. Tyler Martin, Sr., M.D.	—	—		—	200,000	—	360,500
Peter Bluford	—	—		108,333	52,501	273,315	16,222
Casey C. Case, Ph.D.	—	—		185,124	46,876	759,068	21,722
Carl Pabo, Ph.D.	30,000	148,400	(2)	17,708	32,292	29,396	53,603
Janet Nibel	—	—		—	—	—	—

(1)
Based upon the market price of $5.47 per share, determined on the basis of the closing selling price per share of Common Stock on the Nasdaq National Market on the last day of the 2003 Fiscal Year, less the option exercise price payable per share.

(2)
Based upon the market price of the purchased shares on the exercise date, less the option exercise price paid for those shares.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2003 with respect to the shares of the Company's Common Stock that may be issued under the Company's existing equity compensation plans. There are no outstanding options assumed by Sangamo in connection with its acquisition of other companies, and there are currently no assumed plans under which Sangamo can grant options.

	Column (A)		Column (B)	Column (C)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders(1)	2,961,252	(2)	$5.81	3,667,486	(3)(4)
Equity Compensation Plans Not Approved by Stockholders	0		N/A	0

Total	2,961,252		$5.81	3,667,486

(1)
Consists solely of the 2000 Stock Incentive Plan and the 2000 Employee Stock Purchase Plan.

(2)
Excludes purchase rights accruing under the Company's 2000 Employee Stock Purchase Plan which has a stockholder-approved reserve of 400,000 shares. Under the Purchase Plan, each eligible employee may purchase up to 2,000 shares of Common Stock at semi-annual intervals on the last U.S. business day of April and October each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of Common Stock on the employee's entry date into the two-year offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the semi-annual purchase date.

(3)
Consists of shares available for future issuance under the 2000 Employee Stock Purchase Plan and the 2000 Stock Incentive Plan. As of December 31, 2003, 870,687 shares of Common Stock were available for issuance under the Employee Stock Purchase Plan, and 2,796,799 shares of Common Stock were available for issuance under the 2000 Stock Incentive Plan. The 2,796,799 shares available for issuance under the 2000 Stock Incentive Plan may be issued upon the exercise of stock options or stock appreciation rights granted under discretionary grant and automatic option grant programs, or those shares may be issued under the stock issuance program as stock bonuses or pursuant to restricted stock awards or restricted stock units which vest upon the attainment of prescribed performance milestones or the completion of designated service periods.

(4)
The number of shares of Common Stock available for issuance under the Employee Stock Purchase Plan and the 2000 Stock Incentive Plan automatically increases on the first trading day of January each calendar year by an amount equal to 1% and 3.5%, respectively, of the total number of shares of Common Stock outstanding on the last trading day of December in the immediately preceding calendar year, but in no event will any such annual increase exceed 600,000 shares and 2,000,000 shares, respectively, of Common Stock. If Proposal No. 2 is approved by the stockholders, then no further annual increases will occur to the share reserve under the 2000 Stock Incentive Plan.

Employment Contracts and Change in Control Arrangements

        In May 1997 we entered into an employment agreement with Edward O. Lanphier II, our current President and Chief Executive Officer. Under the terms of the agreement, Mr. Lanphier will receive an annual rate of base salary and have an additional cash bonus potential, each in an amount or at a rate determined annually by the Compensation Committee. In the event Mr. Lanphier terminates his employment due to a material reduction of his duties and responsibilities, a reduction in his base salary by more than 5% (except pursuant to certain pay reductions uniformly applied to Sangamo's management) or a relocation of his principal place of employment to a location more than 40 miles from his home, or in the event Mr. Lanphier is terminated by Sangamo without cause, he will be entitled to receive the following severance benefits: (i) twelve months base salary, (ii) a pro-rated bonus for the year in which such termination occurs, and (iii) continued health care coverage at Sangamo's expense for a period of twelve months. Upon a change in control of Sangamo, Mr. Lanphier will be entitled to receive an immediate lump sum payment equal to (i) twelve months base salary and (ii) a pro-rated bonus for the year in which such change in control occurs, and all of Mr. Lanphier's outstanding stock options will vest in full, and such options shall remain exercisable for all the option shares until the earlier of (i) three years following the date of the change of control or, if later, his termination date, or (ii) the expiration of the option term. However, upon the termination of Mr. Lanphier's employment following such a change in control, he will not be entitled to any of the severance benefits described above, other than continued health care coverage at the expense of Sangamo's successor for a period of twelve months.

        In September, 2001 we entered into an employment agreement with Carl Pabo, as Senior Vice President and Chief Scientific Officer, under which he was to receive an annual base salary of $280,000, target incentive compensation equal to 33% of his base salary, and certain employee benefits. He also received the following additional benefits under that agreement: a stock option grant for 415,000 shares of Common Stock (vesting 25% on October 1, 2002 with the remainder vesting monthly thereafter over a three-year period of continued employment with Sangamo), a sign-on bonus in the amount of $100,000 and reimbursement of temporary living and relocation expenses. Under the agreement, we were also committed to loan Dr. Pabo up to $250,000 as a housing allowance payable in four years from the date of the loan with simple interest at a rate of six percent. Twenty-five percent of the housing loan and associated interest were to be forgiven on each anniversary of the loan, provided Dr. Pabo remained a full-time employee of Sangamo. In connection with the termination of Dr. Pabo's employment effective June 30, 2003, we entered into a Separation Agreement and Release (the "Separation Agreement") with him, pursuant to which he is to receive the following severance benefits: salary continuation payments for a period of one year, and continuation of his health benefits at our expense for that one-year period. In addition, the entire outstanding balance of the housing loan made to Dr. Pabo in May 2002 (principal and accrued interest in the aggregate amount of $263,000) was forgiven. As part of the Separation Agreement, Dr. Pabo has also agreed to serve as Chairman of our Scientific Advisory Board until December 31, 2005. Dr. Pabo will not receive any cash compensation for his service in such capacity; however, his outstanding stock options will continue to vest over his period of service as Chairman of the Scientific Advisory Board. In consideration for the payments received pursuant to the Separation Agreement, Dr. Pabo executed a release of all claims against Sangamo, and Dr. Pabo agreed not to compete with Sangamo by being employed by, consulting for or having an economic interest in certain competitors of Sangamo.

        In connection with the termination of Ms. Nibel's employment effective August 15, 2003, we entered into a Separation Agreement and Release (the "Separation Agreement") with her, pursuant to which she is to receive the following severance benefits: salary continuation payments for a period of ninety days, and continuation of health benefits for herself and her dependants at our expense for up to a one-year period. In consideration for the payments received pursuant to the Separation Agreement, Ms. Nibel executed a release of all claims against Sangamo.

        Sangamo does not have any existing employment agreements with any other Named Officers.

        The Compensation Committee of the Board of Directors, as Plan Administrator of the 2000 Plan, has the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer or any other executive officer or any unvested share issuances actually held by such individual, in connection with certain changes in control of Sangamo or the subsequent termination of the officer's employment following the change in control event.

Board Compensation Committee Report on Executive Compensation

        It is the duty of the Compensation Committee to review and determine the salaries and bonuses of the Company's executive officers, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. For the 2003 fiscal year, the Compensation Committee also had the sole and exclusive authority to make discretionary option grants to executive officers under the Sangamo 2000 Incentive Plan.

        The Compensation Committee believes that the compensation programs for executive officers should reflect both the Company's performance and the value created for its stockholders. In addition, the compensation programs should support the Company's short-term and long-term strategic goals and values and should reward individual contribution to the Company's success. Sangamo is engaged in a highly competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

        General Compensation Policy.    The Compensation Committee's policy is to provide the Company's executive officers with compensation opportunities which are based upon their personal performance, the overall performance of the Company and their contribution to that performance and which are competitive enough to attract and retain highly skilled individuals. Each executive officer's compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) annual variable performance awards payable in cash and tied to both the Company's achievement of annual performance goals and individual performance and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the stockholders.

        Factors.    The principal factors that were taken into account in establishing each executive officer's compensation package for Fiscal Year 2003 are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of performance, for future fiscal years.

        Base Salary.    In setting base salaries for the 2003 fiscal year, the Compensation Committee reviewed published compensation survey data for our industry. The Committee also identified a group of companies for comparative compensation purposes for which it reviewed detailed compensation data. This group was comprised of approximately twenty-five biotechnology companies. The base salary for each officer reflects the salary levels for comparable positions in the published surveys and the comparative group of companies, as well as the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the Compensation Committee. Base salary levels are adjusted each year on the basis of (i) the Compensation Committee's evaluation of each officer's personal performance for the year and (ii) the competitive marketplace for persons in comparable positions. The base salaries set for the executive officers for the 2003 fiscal year ranged from the 40th to the 60th percentile of the salary levels in effect for the executive officers of the comparative group companies.

        Annual Incentive Compensation.    The annual incentive compensation for each executive officer is dependent upon both the Company's financial performance for the year in relation to the business plan objectives set at the start of that year and the officer's individual performance for the year. The amount of such incentive compensation may range from fifteen to fifty percent of the officer's annual base salary, depending upon actual company results and individual performance. On the basis of the Company's performance for the 2003 fiscal year in relation to objectives established at the outset of the year and the officer's individual performance, bonuses were awarded to the executive officers named in the Summary Compensation Table in the indicated amounts.

        Long-term Incentives.    Generally, stock option grants are made annually by the Compensation Committee to certain executive officers. Each grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten years). Each option vests in a series of installments over a four-year period, contingent upon the officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term.

        The size of the option grant to each executive officer is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the amount of Common Stock currently owned by the executive officer, as well as unvested options held by the executive officer, in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. The Compensation Committee has established certain guidelines with respect to the option grants made to the executive officers, but has the flexibility to make adjustments to those guidelines at its discretion.

        CEO Compensation.    In setting the total compensation payable the Chief Executive Officer, the Compensation Committee sought to make that compensation competitive with the compensation paid to the chief executive officers of the companies in the surveyed group, while at the same time assuring that a significant percentage of compensation was tied to the Company's performance.

        The Compensation Committee adjusted Mr. Lanphier's base salary for the 2003 fiscal year in recognition of his personal performance and with the objective of maintaining his base salary at a competitive level when compared with the base salary levels in effect for similarly situated chief executive officers. With respect to Mr. Lanphier's base salary, it is the Compensation Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by company performance factors. For the 2003 fiscal year, Mr. Lanphier's base salary was approximately at the median of the base salary levels of other chief executive officers at the surveyed companies.

        The remaining components of Mr. Lanphier's compensation, however, were primarily dependent upon corporate performance. Mr. Lanphier was eligible for a cash bonus based upon the Company's attainment of corporate goals set in the 2003 fiscal year business plan and his personal performance. The corporate performance goals governing Mr. Lanphier's bonus were the same as those in effect for the bonus awards for the other executive officers. Mr Lanphier was awarded a bonus of $150,000 for the 2003 fiscal year.

        Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. The Company was not subject to the $1 million limitation for the 2003 fiscal year by reason of the phase-in period for that limitation applicable to newly public companies. The non-performance based compensation paid to the Company's executive officers for the 2003 fiscal year was not in excess of $1 million for any officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the executive officers for fiscal year 2004, when the Company becomes subject to the Section 162(m), will exceed the $1 million limit for any executive officer. If the 2004 Stock Incentive Plan is approved by the stockholders at the Annual Meeting, then any compensation deemed paid in connection with the exercise of stock options or stock appreciation rights granted under that plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

        It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align Sangamo's performance and the interests of the stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

    Submitted by the Compensation Committee of the Board of Directors

    Dr. Gerber
    Mr. Jacoby
    Mr. Larson

Board Audit Committee Report

        The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that Sangamo specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

        The following is the report of the Audit Committee with respect to Sangamo's audited financial statements for the fiscal year ended December 31, 2003, included in the Annual Report on Form 10-K for that year.

        The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 with the management of Sangamo.

        The Audit Committee has discussed with Sangamo's independent auditors, Ernst & Young LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, which include, among other items, matters related to the conduct of the audit of Sangamo's financial statements.

        The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as amended, and has discussed with Ernst & Young LLP the independence of Ernst & Young LLP from Sangamo.

        Based on the review and discussions referred to above in this report, the Audit Committee recommended to Sangamo's Board of Directors that the audited financial statements be included in Sangamo's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

    Submitted by the Audit Committee of the Board of Directors

    Mr. Jacoby
    Dr. Rutter
    Mr. Wood

Stock Performance Graph

        The graph depicted below shows a comparison of cumulative total stockholder returns for Sangamo, the NASDAQ composite index, and the NASDAQ biotechnology index.

(1)
The graph covers the period from April 6, 2000, the commencement date of Sangamo's initial public offering of shares of its Common Stock, to December 31, 2003.

(2)
The graph assumes that $100 was invested on April 6, 2000, in Sangamo's Common Stock and in each index, and that all dividends were reinvested. No cash dividends have been declared on Sangamo's Common Stock.

(3)
Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

        Notwithstanding anything to the contrary set forth in any of Sangamo's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by Sangamo under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by Sangamo under those statutes.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Mr. Larson, a Director, is also a partner at Morgan, Lewis & Bockius LLP, Sangamo's legal counsel.

        In addition to the indemnification provisions contained in Sangamo's Restated Certificate of Incorporation and Bylaws, Sangamo has entered into separate indemnification agreements with each of its directors and officers containing provisions which may require Sangamo, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as officers or directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The members of the Board of Directors, the executive officers of Sangamo and persons who hold more than 10 percent of the outstanding Common Stock are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 which require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16 reports which Sangamo received from such persons for their 2003 fiscal year transactions in the Common Stock and their Common Stock holdings, and (ii) written representation that no other reports were required, Sangamo believes that all reporting requirements under Section 16 for such fiscal year were met in a timely manner by its directors, executive officers and greater than ten percent beneficial owners, except that one Form 4 on behalf of each of Mssrs. Bluford, Case and Zante reporting a grant of stock options received in December 2003 was not timely filed.

        The Annual Report on Form 10-K of the Company, for the fiscal year ended December 31, 2003, has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

THE BOARD OF DIRECTORS OF SANGAMO BIOSCIENCES, INC.
Dated: April 29, 2004

SANGAMO BIOSCIENCES, INC.

AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

I.     Purpose

  The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Sangamo BioSciences, Inc. (the "Company") is appointed by the Board to assist in fulfilling certain of the Board's oversight responsibilities. The Committee's purposes shall be:

  A.
  To assist the Board in its oversight of (1) the integrity of the Company's financial statements; (2) the risk management and internal controls of the Company; and (3) the Company's compliance with legal and regulatory requirements; and

  B.
  To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors' qualifications and independence.

  The role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. It is not the duty of the Committee (a) to plan or conduct audits, (b) to independently verify management's representations, or (c) to determine that the Company's financial statements are complete and accurate, are prepared in accordance with generally accepted accounting principles ("GAAP"), or fairly present the financial condition, results of operations, and cash flows of the Company in accordance with GAAP. These are the responsibilities of management and the independent auditors.

II.    Membership

  A.
  The Committee shall be composed of at least three directors, each of whom must be independent. The members of the Committee shall satisfy the independence and experience requirements, including the financial literacy and expertise requirements, as determined pursuant to applicable law or regulations established by the Securities and Exchange Commission (the "SEC") or rules of the Nasdaq Stock Market, Inc. In addition, members of the Committee must also satisfy the independence requirements under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and Rule 10A-3(b)(1) thereunder.

  B.
  All members of the Committee must be able to read and understand financial statements. At least one member shall have accounting or related financial management expertise. To the extent possible, at least one member of the Committee shall be a "audit committee financial expert" as that term is defined by the SEC.

  C.
  The members of the Committee shall be nominated by the Nominating and Corporate Governance Committee and appointed by a majority of the Board for one-year terms. The Nominating and Corporate Governance Committee shall recommend, and the Board shall designate, one member of the Committee to serve as Chairperson. The members of the Committee shall serve until their resignation, retirement, or removal by the Board and until their successors shall be appointed. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office.

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III.  Meetings and Procedures

  A.
  The Committee shall meet as often as it may deem necessary and appropriate in its judgment. A majority of the members of the Committee shall constitute a quorum.

  B.
  The Committee shall meet with the independent auditors and management in separate meetings, as often as it deems necessary and appropriate in its judgment.

  C.
  The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

  D.
  The Committee may request that any directors, officers, or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

  E.
  The Committee shall fix its own rules of procedure, which shall be consistent with the bylaws of the Company and this Charter.

  F.
  The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

  G.
  The Committee may delegate authority to one or more members of the Committee where appropriate, but no such delegation shall be permitted if the authority is required by law, regulation, or listing standard to be exercised by the Committee as a whole.

  H.
  The Committee shall have the authority to obtain advice and assistance from internal and external legal, accounting, and other advisors, and the Company shall provide appropriate funding for the Committee to retain any such advisors without requiring the Committee to seek Board approval.

IV.    Duties and Responsibilities

  A.
  Financial Reporting Process

  1.
  The Committee shall review and discuss with management and the independent auditors the annual audited financial statements to be included in the Company's annual report on Form 10-K, the quarterly financial statements to be included in the Company's quarterly reports on Form 10-Q, the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and any other financial disclosures to be included in SEC filings prior to their release. The Committee shall review major issues regarding accounting principles and financial statement presentations.

  2.
  The Committee shall recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

  3.
  The Committee shall review earnings press releases prior to their release, as well as the type of financial information and earnings guidance and the type of presentation to be provided to analysts and rating agencies.

  4.
  The Committee shall prepare the Committee report required by the rules of the SEC to be included in the Company's annual proxy statement.

  B.
  Risks and Control Environment

  1.
  The Committee shall discuss periodically with management the Company's risk management policies and procedures and system of internal controls.

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    2.
    The Committee shall review periodically the Company's Code of Business Conduct and Ethics, and shall have the authority to grant waivers of it to the Company's directors and executive officers.

    3.
    The Committee shall oversee the Company's disclosure controls and procedures, including internal control over financial reporting, and, where applicable, shall oversee changes in internal control over financial reporting intended to address any significant deficiencies or material weaknesses in the design or operation of internal control and any fraud involving management or other employees that is reported to the Committee. In addition, the Committee shall review and discuss the annual report of management on the effectiveness of the Company's internal control over financial reporting and the independent auditors' report on, and attestation of, such management report, to the extent those reports are required by SEC rules.

  C.
  Independent Auditors

  1.
  The Committee shall have the sole authority to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of the Company's independent auditors. The independent auditors shall report directly to the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors.

  2.
  The Committee shall review and approve in advance the retention of the independent auditors for the performance of all audit and non-audit services that are not prohibited and the fees for such services. Pre-approval of audit and non-audit services that are not prohibited may be pursuant to appropriate policies and procedures established by the Committee for the pre-approval of such services, including through delegation of authority to a member of the Committee. Any service that is approved pursuant to a delegation of authority to a member of the Committee must be reported to the full Committee at its next scheduled meeting.

  3.
  The Committee shall, at least annually, obtain and review a written report by the independent auditors describing all relationships between the auditing firm and the Company, consistent with Independent Standards Board No. 1, and shall actively engage in a dialogue with the independent auditors about any relationships between the auditing firm and the Company or any services that the auditing firm provides or proposes to provide that may impact upon the objectivity and independence of the independent auditors and shall take or recommend that the Board take any appropriate action to oversee the independence of the independent auditors.

  4.
  The Committee shall review periodically any reports prepared by the independent auditors and provided to the Committee relating to, among other things, the Company's critical accounting policies and practices; alternative treatments within generally accepted accounting principles for policies and practices relating to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and any other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

  5.
  The Committee shall discuss with the independent auditors any audit problems or difficulties, including any restrictions on the scope of the independent auditors' activities or on access to requested information, management's response to same, and any other matters required to be brought to its attention under auditing standards (e.g., SAS 61), and shall resolve any disagreements between the independent auditors and management.

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    6.
    The Committee shall annually review the effectiveness and objectivity of the Company's independent auditors

    7.
    The Committee shall set clear policies for the hiring by the Company of employees or former employees of the independent auditors.

  D.
  Other Matters

  1.
  The Committee shall establish procedures for the approval of all related-party transactions involving executive officers and directors.

  2.
  The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

  3.
  The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

  4.
  The Committee shall perform any other activities consistent with this Charter, the Company's Amended and Restated Certificate of Incorporation, the Company's bylaws, and governing law, as the Committee or the Board may deem necessary or appropriate.

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SANGAMO BIOSCIENCES, INC.

CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS

I.     Purpose

  The Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors ("Board") of Sangamo BioSciences, Inc. (the "Company") is appointed by of the Board to assist in fulfilling certain of the Board's oversight responsibilities. The Committee's purposes shall be:

  A.
  To recommend to the Board the composition and operations of the Board;

  B.
  To identify individuals qualified to serve as members of the Board, and to identify and recommend that the Board select the director nominees for the next annual meeting of stockholders and to fill vacancies; and

  C.
  To recommend to the Board the responsibilities of each Board committee, the composition and operation of each Board committee, and the director nominees for assignment to each Board committee.

II.    Membership

  A.
  The Committee shall be composed of at least three directors, each of whom must be independent, as determined pursuant to applicable rules of the Nasdaq Stock Market, Inc.

  B.
  The members of the Committee shall be designated and approved by a majority of the whole Board and shall serve for one-year terms. The Committee shall recommend, and the Board shall designate, one member of the Committee to serve as Chairperson. The members of the Committee shall serve until their resignation, retirement, or removal by the Board or until their successors shall be appointed. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office.

III.  Meetings and Procedures

  A.
  The Committee shall meet as often as it may deem necessary and appropriate in its judgment. A majority of the members of the Committee shall constitute a quorum.

  B.
  The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

  C.
  The Committee may delegate authority to one or more members of the Committee when appropriate, but no such delegation shall be permitted if the authority is required by law, regulation, or listing standard to be exercised by the Committee as a whole.

  D.
  The Committee may request that any directors, officers, or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

  E.
  The Committee shall fix its own rules of procedure, which shall be consistent with the bylaws of the Company and this Charter.

  F.
  The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

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IV.    Duties and Responsibilities

        The Committee shall have the following duties and responsibilities:

  A.
  Board Size and Composition

  1.
  Consider and recommend to the Board the appropriate size and the needs of the Board. The Committee shall determine what types of backgrounds, skills, and attributes of Board members are needed to help strengthen and balance the Board. Periodically, the Committee shall determine the qualifications for nominees for election to the Board.

  2.
  Have the sole authority, and necessary funding, to retain, set compensation and retention terms for, and terminate any search firm to be used to identify director candidates.

  3.
  Evaluate and recommend to the Board the slate of nominees for directors to be elected by the stockholders at the Company's next annual meeting of stockholders and, where applicable, to be appointed to fill vacancies. The Committee shall give the same consideration to candidates for director nominees recommended by Company stockholders as those candidates recommended by others. The Committee shall implement the Board's procedures for consideration of stockholder recommendations.

  4.
  Oversee the establishment of the Board's policies and procedures for stockholder communications with the Board.

  B.
  Board Committees

  1.
  Recommend to the Board the responsibilities of the Board committees, including each committee's composition, operations, and authority to delegate to subcommittees.

  2.
  Evaluate and recommend to the Board those directors to be appointed to the various Board committees, including the persons recommended to serve as chairperson of each committee.

  C.
  General Corporate Governance Matters

  1.
  Recommend general matters for consideration by the Board, which may include: (i) the structure of Board meetings, including recommendations for the improvement of such meetings, and the timeliness and adequacy of the information provided to the Board prior to such meetings; (ii) director retirement policies; (iii) director and officer insurance policy requirements; (iv) policies regarding the number of boards on which a director may serve; (v) director orientation and training; and (vi) the roles of the Company's executive officers and the outside directorships of such executives.

  2.
  Consult with the CEO, as appropriate, and other Board members to ensure that its decisions are consistent with the sound relationship between and among the Board, Board committees, individual directors, and management.

  3.
  Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

  4.
  Perform any other activities consistent with this Charter, the Company's Amended and Restated Certificate of Incorporation, the Company's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

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SANGAMO BIOSCIENCES, INC.

2004 STOCK INCENTIVE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.     PURPOSE OF THE PLAN

        This 2004 Stock Incentive Plan is intended to promote the interests of Sangamo Biosciences, Inc., a Delaware corporation, by providing eligible persons in the Corporation's service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

        Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.    STRUCTURE OF THE PLAN

          A.    The Plan shall be divided into four separate equity incentive programs:

          —    the Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,

          —    the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

          —    the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units or other share right awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

          —    the Automatic Option Grant Program under which eligible non-employee Board members will automatically receive option grants at designated intervals over their period of continued Board service.

          B.    The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.  ADMINISTRATION OF THE PLAN

          A.    The Primary Committee shall have sole and exclusive authority to administer the Discretionary Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants, stock appreciation right, stock issuances or other sock-based awards for members of the Primary Committee must be authorized by a disinterested majority of the Board.

          B.    Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

          C.    Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options, stock appreciation rights, stock issuances or other stock-based awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant and Stock Issuance Programs under its jurisdiction or any stock option, stock appreciation right, stock issuance or other stock-based award thereunder.

          D.    The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

          E.    Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grant, stock appreciation right, stock issuance or other stock-based award thereunder under the Plan.

          F.     Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under that program.

IV.    ELIGIBILITY

          A.    The persons eligible to participate in the Discretionary Grant and Stock Issuance Programs are as follows:

            (i)    Employees,

            (ii)   non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

            (iii)  consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B.    Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

          C.    The Plan Administrator shall have full authority to determine, (i) with respect to the grant of options or stock appreciation rights under the Discretionary Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the time or times when the grant is to become exercisable, the vesting schedule (if any) applicable to the granted option or stock appreciation right, the maximum term for which such option or stock appreciation right is to remain outstanding and the status of a granted option as either an Incentive Option or a Non-Statutory Option and (ii) with respect to stock issuances or other stock-based awards under the Stock Issuance Program, which eligible persons are to receive such issuances or awards, the time or times

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  when the issuances or awards are to be made, the number of shares subject to each such issuance or award, the vesting schedule (if any) applicable to the shares which are the subject of such issuance or award and the consideration for those shares.

          D.    The Plan Administrator shall have the absolute discretion either to grant options or stock appreciation rights in accordance with the Discretionary Grant Program or to effect stock issuances and other stock-based awards in accordance with the Stock Issuance Program.

          E.    The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members on or after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

V.     STOCK SUBJECT TO THE PLAN

          A.    The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 3,803,867 shares.1 Such reserve shall be funded through the transfer of shares of Common Stock from the available reserve under the Corporation's 2000 Stock Incentive Plan. Such transfer shall be effected as of the Plan Effective Date, and the share reserve under the 2000 Stock Incentive Plan shall accordingly be reduced at that time by the number of the transferred shares.

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The exact number of shares shall be determined as of the date of the 2004 Annual Stockholders Meeting and shall be equal to the lesser of (i) the amount by which the remaining unissued share reserve under the Corporation's 2000 Stock Incentive Plan on that date exceeds the number of shares of Common Stock subject to options outstanding under such plan on that date or (ii) 3,803,867 shares of Common Stock.

          B.    The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2005, by an amount equal to three percent (3%) of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year, but in no event shall any such annual increase exceed 1,750,000 shares.

          C.    No one person participating in the Plan may receive stock options, stand-alone stock appreciation rights, direct stock issuances (whether vested or unvested) or other stock-based awards (whether in the form of restricted stock units or other share-right awards) for more than 2,000,000 shares of Common Stock in the aggregate per calendar year.

          D.    Shares of Common Stock subject to outstanding options or other awards made under the Plan shall be available for subsequent issuance under the Plan to the extent those options or awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those options or awards. Unvested shares issued under the Plan and subsequently forfeited or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and

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  shall accordingly be available for subsequent reissuance. Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced only by the net number of shares issued under the exercised stock option. Should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or stock appreciation right or the issuance of fully-vested shares under the Stock Issuance Program, then the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares issued under the exercised stock option or stock appreciation right or the net number of fully-vested shares issued under the Stock Issuance Program. Such withholding shall in effect be treated under the Plan as a cash bonus, payable directly to the applicable taxing authorities on behalf of the individual concerned, in an amount equal to the Fair Market Value of the withheld shares, and not as an issuance and immediate repurchase of those shares.

          E.    If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, stand-alone stock appreciation rights, direct stock issuances and other stock-based awards under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise or base price per share in effect under each outstanding option or stock appreciation right under the Plan, (v) the number and/or class of securities subject to each outstanding restricted stock unit or other stock-based award under the Plan and the issue price (if any) payable per share and (vi) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B of this Article One. Such adjustments to the outstanding options, stock appreciation rights or other stock-based awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under those options, stock appreciation rights or other stock-based awards. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

          F.     Outstanding awards granted pursuant to the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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ARTICLE TWO

DISCRETIONARY GRANT PROGRAM

I.     OPTION TERMS

        Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A.    Exercise Price.

            1.     The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

            2.     The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

              (i)    cash or check made payable to the Corporation,

              (ii)   shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

              (iii)  to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation's pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

        Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B.    Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

          C.    Effect of Termination of Service.

            1.     The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Grant Program that are outstanding at the time of the Optionee's cessation of Service or death:

              (i)    Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

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              (ii)   Any option held by the Optionee at the time of the Optionee's death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option.

              (iii)  Should the Optionee's Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.

              (iv)  During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable. No additional shares shall vest under the option following the Optionee's cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised.

            2.     The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

              (i)    extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

              (ii)   permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

          D.    Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E.    Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          F.     Limited Transferability of Options. During the lifetime of the Optionee, options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee's death. However, the Plan Administrator may permit an assignment, in whole or in part, during the Optionee's lifetime, of a Non-Statutory Option, if such assignment is in connection with the Optionee's estate plan and is to one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or one or more such Family Members or is pursuant to a domestic relations order covering the option as marital property. The assigned portion may only be exercised by the person or persons who

6

  acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and the options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

II.    INCENTIVE OPTIONS

        The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

          A.    Eligibility. Incentive Options may only be granted to Employees.

          B.    Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

          To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          C.    10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.  STOCK APPRECIATION RIGHTS

          A.    Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

          B.    Types. Three types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights ("Tandem Rights"), (ii) stand-alone stock appreciation rights ("Stand-alone Rights") and (iii) limited stock appreciation rights ("Limited Rights").

          C.    Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

            1.     One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in

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    exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

            2.     No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section III may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

            3.     If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

          D.    Stand-Alone Rights. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

            1.     One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Grant Program. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

            2.     The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date. In the event outstanding Stand-alone Rights are to be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of Common Stock underlying each such Stand-alone Right shall be adjusted immediately after such Change in Control so as to apply to the number and class of securities into which those shares of Common Stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to the base price per share in effect under each outstanding Stand-alone Right, provided the aggregate base price shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Stand-alone Rights under the Discretionary Grant Program, substitute, for the securities underlying those assumed rights, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in the Change in Control transaction.

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            3.     Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder's lifetime, except if such assignment is in connection with the holder's estate plan and is to one or more Family Members of the holder or to a trust established for the holder and/or one or more such Family Members or pursuant to a domestic relations order covering the Stand-alone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.

            4.     The distribution with respect to an exercised Stand-alone Right may be made in shares of Common Stock valued at Fair Market Value on the exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

            5.     The holder of a Stand-alone Right shall have no stockholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

          E.    Limited Rights. The following terms and conditions shall govern the grant and exercise of Limited Rights:

            1.     One or more Section 16 Insiders may, in the Plan Administrator's sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.

            2.     Upon the occurrence of a Hostile Tender-Offer, the Section 16 Insider shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Tender-Offer) to surrender each option with such a Limited Right to the Corporation. The Section 16 Insider shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Tender-Offer Price of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for those vested shares. Such cash distribution shall be made within five (5) days following the option surrender date.

            3.     The Plan Administrator shall pre-approve, at the time such Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section III. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

          F.     Post-Service Exercise. The provisions governing the exercise of Tandem, Stand-alone and Limited Stock Appreciation Rights following the cessation of the recipient's Service shall be substantially the same as those set forth in Section I.C of this Article Two for the options granted under the Discretionary Grant Program.

          G.    Net Counting. Upon the exercise of any Tandem, Stand-alone or Limited Right under this Section III, the share reserve under Section V of Article One shall only be reduced by the net number of shares actually issued by the Corporation upon such exercise, and not by the gross number of shares as to which such Tandem, Stand-alone or Limited Right is exercised. Accordingly, upon the exercise of any such stock appreciation right, the number of shares available for issuance under the Plan shall increase by the amount by which the shares subject to that exercised stock appreciation right exceeds the number of shares actually issued in connection with the exercise.

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IV.    CHANGE IN CONTROL/HOSTILE TAKE-OVER

          A.    In the event of a Change in Control, each outstanding option or stock appreciation right under the Discretionary Grant Program shall automatically accelerate so that each such option or stock appreciation right shall, immediately prior to the effective date of that Change in Control, become exercisable as to all the shares of Common Stock at the time subject to such option or stock appreciation right and may be exercised as to any or all of those shares as fully vested shares of Common Stock. However, an outstanding option or stock appreciation right shall not become exercisable on such an accelerated basis if and to the extent: (i) such option or stock appreciation right is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such option or stock appreciation right is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares as to which the option or stock appreciation right is not otherwise at that time exercisable and provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those shares or (iii) the acceleration of such option or stock appreciation right is subject to other limitations imposed by the Plan Administrator at the time of the grant.

          B.    All outstanding repurchase rights under the Discretionary Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          C.    Immediately following the consummation of the Change in Control, all outstanding options or stock appreciation rights under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

          D.    Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, stand-alone stock appreciation rights, direct stock issuances and other stock-based awards under the Plan per calendar year and (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under the Discretionary Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

          E.    The Plan Administrator shall have the discretionary authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall, immediately prior to the effective date of a Change

10

  in Control, become exercisable as to all the shares of Common Stock at the time subject to those options or stock appreciation rights and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those options or stock appreciation rights are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate upon the consummation of the Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

          F.     The Plan Administrator shall have full power and authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall become exercisable as to all the shares of Common Stock at the time subject to those options or stock appreciation rights in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control transaction in which those options or stock appreciation rights do not otherwise fully accelerate. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

          G.    The Plan Administrator shall have the discretionary authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall, immediately prior to the effective date of a Hostile Take-Over, become exercisable as to all the shares of Common Stock at the time subject to those options or stock appreciation rights and may be exercised as to any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Grant Program so that those rights shall terminate automatically upon the consummation of such Hostile Take-Over, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options or stock appreciation rights under the Discretionary Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period following the effective date of such Hostile Take-Over.

          H.    The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option under the Federal tax laws.

V.     EXCHANGE/REPRICING PROGRAMS

          A.    The Plan Administrator shall not have the authority, with the consent of the affected holders but without any requirement for stockholder approval, to effect the cancellation of any or all outstanding options or stock appreciation right under the Discretionary Grant Program and to grant in exchange one or more of the following: (i) new options or stock appreciation rights covering the same or a different number of shares of Common Stock but with an exercise or base price per share not less than the Fair Market Value per share of Common Stock on the new grant date or (ii) cash or shares of Common Stock, whether vested or unvested, equal in value to the value of the cancelled options or stock appreciation rights.

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          B.    The Plan Administrator shall not have the authority, with the consent of the affected holders, but without any requirement for stockholder approval, to reduce the exercise or base price of one or more outstanding options or stock appreciation rights to the then current Fair Market Value per share of Common Stock or issue new options or stock appreciation rights with a lower exercise or base price in immediate cancellation of outstanding options or stock appreciation rights with a higher exercise or base price.

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ARTICLE THREE

SALARY INVESTMENT OPTION GRANT PROGRAM

I.     OPTION GRANTS

        The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). Each individual who files such a timely authorization shall automatically be granted an option under the Salary Investment Option Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

II.    OPTION TERMS

        Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

          A.    Exercise Price.

            1.     The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

            2.     The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B.    Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

          X = A ÷ (B × 66-2/3%), where

          X is the number of option shares,

          A is the dollar amount by which the Optionee's base salary is to be reduced for the calendar year pursuant to his or her election under the Salary Investment Option Grant Program, and

          B is the Fair Market Value per share of Common Stock on the option grant date.

          C.    Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

          D.    Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of

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  Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of the option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III.  CHANGE IN CONTROL/HOSTILE TAKE-OVER/HOSTILE TENDER-OFFER

          A.    In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction. Any option so assumed or continued shall remain exercisable for the fully vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

          B.    In the event of a Hostile Take-Over while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service, (iii) the termination of the option in connection with a Change in Control or (iv) the surrender of the option in connection with a Hostile Tender-Offer.

          C.    Upon the occurrence of a Hostile Tender-Offer while the Optionee remains in Service, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option held by him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Tender-Offer Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

          D.    Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to

14

  apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under the Salary Investment Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

          E.    The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.    REMAINING TERMS

        The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Grant Program.

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ARTICLE FOUR

STOCK ISSUANCE PROGRAM

I.     STOCK ISSUANCE TERMS

        Shares of Common Stock may be issued under the Stock Issuance Program, either as vested or unvested shares, through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units.

          A.    Issue Price.

            1.     The issue price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

            2.     Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

              (i)    cash or check made payable to the Corporation,

              (ii)   past services rendered to the Corporation (or any Parent or Subsidiary); or

              (iii)  any other valid consideration under the Delaware General Corporation Law.

          B.    Vesting Provisions.

            1.     Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation) a deferred distribution date following the termination of the Participant's Service.

            2.     The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more stock issuances or restricted stock unit or share right awards so that the shares of Common Stock subject to those issuances or awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share of Common Stock; (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) sales or revenue targets; (6) return on assets, capital or investment; (7) cash flow: (8) market share; (9) cost reduction goals; (10) budget comparisons; (11) measures of customer satisfaction; (12) any combination of, or a specified increase in, any of the foregoing; (13) implementation or completion of projects or processes strategic or critical to the Corporation's business

16

    operations; (14) achievement of advances in research; new product development; development of products to pre-clinical phase; commencement, advancement or completion of clinical trials for a product; FDA or other regulatory body approval for commercialization of products; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to enhance the Corporation's revenue or profitability or expand its customer base. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation's performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation's business units or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

            3.     Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

            4.     The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a restricted stock unit or share right award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit or share right awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

            5.     Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

            6.     The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be

17

    waived with respect to shares which were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m).

            7.     Outstanding share right awards or restricted stock units under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards or units, if the performance goals or Service requirements established for such awards or units are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding share right awards or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to awards or units which were intended, at the time those awards or units were granted, to qualify as performance-based compensation under Code Section 162(m).

II.    CHANGE IN CONTROL/HOSTILE TAKE-OVER

          A.    All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

          B.    Each outstanding restricted stock unit or share right award assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the shares of Common Stock subject to the award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time.

          C.    The Plan Administrator shall have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or other share right awards under the Stock Issuance Program so that the shares of Common Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period following the effective date of that Change in Control transaction.

          D.    The Plan Administrator shall also have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or other share right awards under the Stock Issuance Program so that the shares of Common Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Hostile Take-Over or upon the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period following the effective date of that Hostile Take-Over.

          E.    The Plan Administrator's authority under Paragraphs C and D of this Section II shall also extend to any stock issuances, restricted stock units or other share right awards intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those issuances, units or awards pursuant to Paragraph C or D of this Section II may result in their loss of performance-based status under Code Section 162(m).

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ARTICLE FIVE

AUTOMATIC OPTION GRANT PROGRAM

I.     OPTION TERMS

          A.    Automatic Grants. Option grants shall be made pursuant to the Automatic Option Grant Program in effect under this Plan as follows:

            1.     Initial Grant: Each individual who is first elected or appointed as a non-employee Board member at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase fifty thousand (50,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

            2.     Annual Grants: On the date of each annual stockholders meeting, beginning with the 2004 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular annual meeting, shall automatically be granted a Non-Statutory Option to purchase ten thousand (10,000) shares of Common Stock, provided that such individual has served as a non-employee Board member for a period of at least six (6) months. There shall be no limit on the number of such annual share option grants any one continuing non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received one or more stock option grants from the Corporation prior to the Plan Effective Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

          B.    Exercise Price.

            1.     The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

            2.     The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          C.    Option Term. Each option shall have a maximum term of ten (10) years measured from the option grant date, subject to earlier termination following the Optionee's cessation of Board service.

          D.    Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 50,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of thirty-six (36) successive equal monthly installments upon the Optionee's completion of each month of service as a Board member over the thirty-six (36) month period measured from the option grant date. The shares subject to each annual option grant made to a non-employee Board member for his or her continued Board service shall vest, and the Corporation's repurchase right shall lapse, in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each month of service as a Board member over the twelve (12) month period measured from the option grant date.

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          E.    Limited Transferability of Options. Each option under this Article Four may be assigned in whole or in part during the Optionee's lifetime to one or more of his or her Family Members or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Four, and the options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

          F.     Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

              (i)    The Optionee (or, in the event of Optionee's death while holding the option, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise such option.

              (ii)   During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

              (iii)  Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for any or all of those shares as fully vested shares of Common Stock.

              (iv)  In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.    CHANGE IN CONTROL/HOSTILE TAKE-OVER/HOSTILE TENDER-OFFER

          A.    In the event of a Change in Control while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate and cease to be outstanding,

20

  except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

          B.    In the event of a Hostile Take-Over while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Each such option shall remain exercisable for such fully vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Tender-Offer.

          C.    All outstanding repurchase rights under this under this Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

          D.    Upon the occurrence of a Hostile Tender-Offer while the Optionee remains a Board member, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options under this Automatic Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Tender-Offer Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

          E.    Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

III.  REMAINING TERMS

        The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Grant Program.

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ARTICLE SIX

MISCELLANEOUS

I.     TAX WITHHOLDING

          A.    The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

          B.    The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options (other than the options granted under the Automatic Option Grant Program), stock appreciation rights, restricted stock units or any other share right awards pursuant to which vested shares of Common Stock are to be issued under the Plan and any or all Participants to whom vested or unvested shares of Common Stock are issued in a direct issuance under the Stock Issuance Program with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or stock appreciation rights, the issuance to them of vested shares or the subsequent vesting of unvested shares issued to them. Such right may be provided to any such holder in either or both of the following formats:

             Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or stock appreciation right or upon the issuance of fully-vested shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder. The shares of Common Stock so withheld shall not reduce the number of shares of Common Stock authorized for issuance under the Plan.

             Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option or stock appreciation right is exercised, the vested shares are issued or the unvested shares subsequently vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the exercise, share issuance or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder. The shares of Common Stock so delivered shall not be added to the shares of Common Stock authorized for issuance under the Plan.

II.    ASSUMPTION OR SUBSTITUTION OF OPTIONS

          A.    The shares of Common Stock reserved for issuance under the Plan may, in the sole discretion of the Plan Administrator, be used to fund one or more shares of Common Stock issuable upon the exercise of (i) any Code Section 422 incentive stock option originally granted by a corporation or other entity acquired by the Corporation (or any Parent or Subsidiary), whether by merger or asset or stock sale, and assumed by the Corporation in connection with that acquisition or (ii) any Incentive Option granted under this Plan in substitution for such incentive stock option of the acquired entity. Any such assumption or substitution of options shall not be deemed to contravene the option exercise price requirements of Section I.A of Article Two, even if the exercise price per share of Common Stock under the assumed or substituted option is less than

22

  one hundred percent (100%) of the Fair Market Value per share of Common Stock on the date such assumption or substitution is effected, provided all of the following requirements are satisfied:

              (i)    The excess of the aggregate Fair Market Value of the shares of Common Stock subject to the assumed or substituted option immediately after the assumption or substitution over the aggregate exercise price in effect for those shares is not greater than the excess of the aggregate fair market value of the shares of stock subject to the option immediately prior to such assumption or substitution over the aggregate exercise price payable for those shares.

              (ii)   The ratio of the exercise price to the Fair Market Value per share of Common Stock subject to the assumed or substituted option immediately after such assumption or substitution is no more favorable to the Optionee than the ratio of the exercise price to the fair market value per share immediately prior to such assumption or substitution.

              (iii)  The assumed or substituted option does not provide the Optionee with any additional benefits the Optionee did not otherwise have under the option immediately prior to the assumption or substitution.

              (iv)  In the case of a substitution, the option granted by the acquired entity must be cancelled at the time of such substitution, and the Optionee must have no further rights under that cancelled option.

III.  SHARE ESCROW/LEGENDS

        Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

IV.    EFFECTIVE DATE AND TERM OF THE PLAN

          A.    The Plan shall become effective on the Plan Effective Date. However, the Salary Investment Option Grant Program shall not be implemented until such time as the Compensation Committee may deem appropriate.

          B.    The Plan shall terminate upon the earliest to occur of (i) March 5, 2014, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options, stock appreciation rights, restricted stock units and other share right awards in connection with a Change in Control. Should the Plan terminate on March 5, 2014, then all option grants, stock appreciation rights, unvested stock issuances, restricted stock units and other share right awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants, issuances or awards.

V.     AMENDMENT OF THE PLAN

          A.    The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options, stock appreciation rights, unvested stock issuances or other stock-based awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, amendments to the Plan will be subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the Nasdaq National Market) on which the Common Stock is at the time primarily traded.

23

          B.    Options and stock appreciation rights may be granted under the Discretionary Grant Program and stock-based awards may be made under the Stock Issuance Program that in each instance involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those grants or awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased either by (1) the automatic annual share increase provisions of Section V.B. of Article One or (2) the stockholder approval of an amendment of the Plan sufficiently increasing the share reserve. If stockholder approval is required and is not obtained within twelve (12) months after the date the first excess grant or award made against such contingent increase, then any options, stock appreciation rights or other stock-based awards granted on the basis of such excess shares shall terminate and cease to be outstanding.

VI.   USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VII. REGULATORY APPROVALS

          A.    The implementation of the Plan, the granting of any stock option, stock appreciation right or other stock-based award under the Plan and the issuance of any shares of Common Stock (i) upon the exercise or vesting of any granted option, stock appreciation right or other stock-based award or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

          B.    No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VIII.   NO EMPLOYMENT/SERVICE RIGHTS

        Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

24

APPENDIX

        The following definitions shall be in effect under the Plan:

          A.    Automatic Option Grant Program shall mean the automatic option grant program in effect under Article Five of the Plan.

          B.    Board shall mean the Corporation's Board of Directors.

          C.    Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

              (i)    a merger, consolidation or other reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction,

              (ii)   a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

              (iii)  the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a "group" within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Corporation's securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation's existing stockholders.

          D.    Code shall mean the Internal Revenue Code of 1986, as amended.

          E.    Common Stock shall mean the Corporation's common stock.

          F.     Corporation shall mean Sangamo Biosciences, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Sangamo Biosciences, Inc. which has by appropriate action assumed the Plan.

          G.    Discretionary Grant Program shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

          H.    Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          I.     Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

          J.     Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

              (i)    If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

              (ii)   If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          K.    Family Member means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, bother-in-law or sister-in-law.

          L.    Hostile Take-Over shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

              (i)    a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination, or

              (ii)   a Hostile Tender-Offer.

          M.   Hostile Tender-Offer shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

          N.    Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

          O.    Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

              (i)    such individual's involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

              (ii)   such individual's voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual's consent.

          P.     Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

          Q.    1934 Act shall mean the Securities Exchange Act of 1934, as amended.

          R.    Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

          S.     Optionee shall mean any person to whom an option is granted under the Discretionary Grant, Salary Investment Option Grant or Automatic Option Grant Program.

          T.     Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          U.    Participant shall mean any person who is issued shares of Common Stock or restricted stock units or other stock-based awards under the Stock Issuance Program.

          V.     Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          W.    Plan shall mean the Corporation's 2004 Stock Incentive Plan, as set forth in this document.

          X.    Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

          Y.    Plan Effective Date shall mean the June 10, 2004 date on which the Plan is approved by the stockholders at the 2004 Annual Meeting.

          Z.    Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

          AA.   Salary Investment Option Grant Program shall mean the salary investment option grant program in effect under Article Three of the Plan.

          BB.    Secondary Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

          CC.   Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

          DD.   Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that for a leave which exceeds ninety (90) days, Service shall be deemed, for purposes of determining the period within which any outstanding option held by the Optionee in question may be exercised as an Incentive Option, to cease on the ninety-first (91st) day of such leave, unless the right of that Optionee to return to Service following such leave is guaranteed by law or statute. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.

          EE.   Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

          FF.     Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

          GG.   Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.

          HH.   Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          II.    10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

          JJ.   Tender-Offer Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Tender-Offer or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Tender-Offer. However, if the surrendered option is an Incentive Option, the Tender-Offer Price shall not exceed the clause (i) price per share.

          KK.   Withholding Taxes shall mean the applicable income and employment withholding taxes to which the holder of an option or stock appreciation right or shares of Common Stock under the Plan may become subject in connection with the grant or exercise of those options or stock appreciation rights or the issuance or vesting of those shares.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

ZSBIC2

PROXY

SANGAMO BIOSCIENCES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS, JUNE 10, 2004

(SEE PROXY STATEMENT FOR DISCUSSION OF ITEMS)

        By signing the proxy, you revoke all prior proxies and appoint Edward O. Lanphier II, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments and postponements thereof.

        Whether or not a choice is specified, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

SANGAMO BIOSCIENCES, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Voter Control Number
Your vote is important. Please vote immediately.
	Vote-by-Internet			Vote-by-Telephone
1.	Log on to the Internet and go to http://www.eproxyvote.com/sgmo	OR	1.	Call toll-free 1-877-PRX-VOTE (1-877-779-8683)
2.	Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.		2.	Enter your Voter Control Number listed above and follow the easy recorded instructions.
If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

ZSBIC1

☒	Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.	To elect six directors to serve for the ensuing year until their successors are duly elected and qualified or until earlier death or resignation.
Nominees:	(01) Edward O. Lanphier II, (03) Jon E. M. Jacoby, (05) William J. Rutter, Ph.D.,	(02) William G. Gerber, M.D., (04) John W. Larson, (06) Michael C. Wood.
FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐	For all nominees except as noted above
2.	To approve the 2004 Stock Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	To ratify the Appointment of Ernst & Young LLP as Independent Auditors for the fiscal year ended December 31, 2004	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AT THE DISCRETION OF THE PROXY ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE FULL NAME AND TITLE AS SUCH.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

Signature:	Date:
Signature:	Date:

QuickLinks

SANGAMO BIOSCIENCES, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 10, 2004
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2004
MATTERS TO BE CONSIDERED AT ANNUAL MEETING
  PROPOSAL ONE: ELECTION OF DIRECTORS
  PROPOSAL NO. 2: APPROVAL OF 2004 STOCK INCENTIVE PLAN
  PROPOSAL THREE: RATIFICATION OF INDEPENDENT AUDITORS
  OTHER MATTERS
  MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
  EXECUTIVE COMPENSATION AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS TO NAMED OFFICERS IN 2003
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS
SANGAMO BIOSCIENCES, INC. 2004 STOCK INCENTIVE PLAN
ARTICLE ONE GENERAL PROVISIONS
ARTICLE TWO DISCRETIONARY GRANT PROGRAM
ARTICLE THREE SALARY INVESTMENT OPTION GRANT PROGRAM
ARTICLE FOUR STOCK ISSUANCE PROGRAM
ARTICLE FIVE AUTOMATIC OPTION GRANT PROGRAM
ARTICLE SIX MISCELLANEOUS
APPENDIX